UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant under Rule 14a-12

SOLERA NATIONAL BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOLERA NATIONAL BANCORP, INC.
319 S. Sheridan Blvd.
Lakewood, Colorado 80226
(303) 209-8600

April 8, 2013
Dear Shareholder:

You are cordially invited to attend the 2013 annual meeting of shareholders of Solera National Bancorp, Inc. The meeting will be held on May 22, 2013, at 10:00 a.m., local time, at the Pinehurst Country Club, 6255 West Quincy Avenue, Denver, CO 80235.

We are pleased to enclose the proxy statement for the 2013 annual meeting. At the meeting, you and the other shareholders will be asked to vote on the following matters:

1.
Election of Directors.The election of thirteen directors to our Board of Directors for terms expiring at the 2014 annual meeting of shareholders or until their successors are duly elected and qualified.

2.	Approval of Solera National Bancorp Inc.’s 2012 Long-Term Incentive Plan which reserves 250,000 shares of common stock of the Company for issuance under the plan.

3.
Approval of Authorized Share Increase.  The approval of an increase in the number of authorized shares of common stock available for issuance by Solera National Bancorp, Inc. from 5,000,000 to 10,000,000.

4.	Ratification of Independent Registered Public Accounting Firm. The ratification of McGladrey LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

5.
Other Business.  The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.  Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Our Board of Directors believes that an affirmative vote for each of the four items listed above is in the best interest of our company and shareholders and has unanimously recommended that our shareholders vote in favor of each proposal.

Whether or not you plan to attend the meeting in person, it is important that your shares are represented and voted.  After reading the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement, we urge you to complete, sign, date and return a proxy card promptly.  You may also complete a proxy over the Internet or by telephone or fax.  For further details, see “About the Annual Meeting - How do I vote?”

 We appreciate your interest and investment in Solera National Bancorp, Inc. and look forward to seeing you at the annual meeting.

Sincerely,

Douglas Crichfield
President & Chief Executive Officer

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SOLERA NATIONAL BANCORP, INC.
319 S. Sheridan Blvd.
Lakewood, Colorado 80226
(303) 209-8600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 22, 2013

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Shareholders of Solera National Bancorp, Inc. will be held at 10:00 a.m., local time, on May 22, 2013, at the Pinehurst Country Club, 6255 West Quincy Avenue, Denver, CO 80235, to consider and act upon the following matters:

1.
The election of thirteen directors to the Board of Directors of Solera National Bancorp, Inc. for terms expiring at the 2014 annual meeting of shareholders or until their successors are duly elected and qualified;

2.	The approval of Solera National Bancorp, Inc.’s 2012 Long-Term Incentive Plan which reserves 250,000 shares of common stock of the Company for issuance under the plan;

3.	The approval of an increase in the number of authorized shares of common stock available for issuance by Solera National Bancorp, Inc. from 5 million to 10 million;

4.	The ratification of McGladrey LLP, as the independent registered public accounting firm for Solera National Bancorp, Inc. for the fiscal year ending December 31, 2013; and

5.
The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Only shareholders of record as of the close of business on March 25, 2013 are entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.  A list of shareholders will be available for inspection for a period of 10 days prior to the annual meeting at the company’s administrative office located at 5801 W. Alameda Ave., Suite B, Lakewood, Colorado 80226 and will also be available for inspection at the meeting itself.

Internet Availability of Proxy Materials
Under rules of the Securities and Exchange Commission, we furnish proxy materials on the Internet. Instructions on how to access and review the proxy materials on the Internet can be found on the Notice Regarding the Availability of Proxy Materials (the “Notice”) sent to certain of our shareholders of record. The Notice will also include instructions for shareholders on how to access the proxy card to vote over the Internet, by mail, fax or telephone.

By Order of the Board of Directors

Robert J. Fenton
Executive Vice President, Chief Financial Officer & Secretary

Lakewood, Colorado
April 8, 2013

This notice of annual meeting is first being distributed to shareholders on or about April 10, 2013.

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SOLERA NATIONAL BANCORP, INC.
319 S. Sheridan Blvd.
Lakewood, Colorado 80226
___________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON May 22, 2013
_______________________________

This proxy statement contains information related to the annual meeting of shareholders of Solera National Bancorp, Inc. to be held on May 22, 2013, beginning at 10:00 a.m., local time, at the Pinehurst Country Club, 6255 West Quincy Avenue, Denver, CO 80235, and at any postponements or adjournments thereof.

ABOUT THE ANNUAL MEETING

Who is soliciting my proxy?

            Our Board of Directors is sending you this proxy statement in connection with the solicitation of proxies for use at the 2013 annual meeting. Certain of our directors, officers, employees and/or a third-party proxy solicitation firm, may also solicit proxies on our behalf by mail, telephone, email or fax.

Who will bear the costs of soliciting proxies for the annual meeting?

            We will bear the cost of soliciting proxies for the annual meeting.  We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.  In addition to solicitations by mail, our directors, officers, employees, including those of our subsidiary, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.  We may engage a third-party proxy solicitation firm to assist in gathering proxies by mail, telephone, or fax.  This firm would be paid for their services.

What is the purpose of the annual meeting?

            At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of annual meeting, including:

Proposal One: The election of thirteen directors to the Board of Directors for terms expiring at the 2014 annual meeting of shareholders or until their successors are duly elected and qualified;

Proposal Two: The approval of Solera National Bancorp, Inc.’s 2012 Long-Term Incentive Plan, which reserves 250,000 shares of common stock of the Company for issuance under the plan.

Proposal Three: The approval of an increase in the number of authorized shares of common stock available for issuance by Solera National Bancorp, Inc. from 5 million to 10 million.

Proposal Four: The ratification of McGladrey LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

In addition, our management will report on our performance and respond to appropriate questions from shareholders. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Who is entitled to vote at the annual meeting?

            Only shareholders of record as of the close of business on the record date, March 25, 2013, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting or any postponement or adjournment thereof. Each outstanding share of our common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting. The total number of shares of our common stock outstanding on the record date and eligible to cast votes at the annual meeting is 2,653,671.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring appropriate documentation from your broker or nominee to personally vote at the annual meeting.

How many votes must be present to hold the annual meeting?

            The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date, or 1,326,836 shares, will constitute a quorum at the annual meeting. For purposes of determining a quorum, proxies received but marked as abstentions and broker non-votes will be treated as shares that are present and entitled to vote.  A broker “non-vote” occurs on an item when shares held by a broker are present or represented at the meeting, but the broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.

How will my vote be counted?

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast.  Votes withheld and broker non-votes will not count towards the election of directors.

In voting to approve the appointment of McGladrey LLP as the independent registered public accounting firm you may vote in favor of the proposal, against the proposal or abstain from voting.  To be approved, this matter requires the affirmative vote of a majority of the votes cast.  Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

What is the effect of me not casting my vote?

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Proposal One of this Proxy Statement).  Your broker will not have the ability to vote your uninstructed shares in the election of directors at their discretion.  Thus, if you hold your shares in street name and you do no instruct your broker how to vote in the election of directors, no votes will be cast on your behalf.  These are referred to as broker non-votes.  Your broker will, however, have discretion to vote any uninstructed shares on the ratification of the appointment of our independent registered public accounting firm (Proposal Two of this Proxy Statement).

How do I vote?

You may vote in any of three ways:
* You may vote by mail if you complete, sign and date a proxy card and return it as directed. Your shares will be voted confidentially and in accordance with your instructions;
* You may vote by telephone, fax or via the Internet in accordance with the instructions found on your proxy card; and

* You may vote in person if you are a registered shareholder and attend the meeting and deliver your completed proxy card in person. At the meeting, the Company will also distribute written ballots to registered shareholders who wish to vote in person at the meeting. Beneficial owners of shares held in “street name” who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Internet and Electronic Availability of Proxy Materials
As permitted by the Securities and Exchange Commission (the “SEC”), the Company is sending a Notice Regarding the Availability of Proxy Materials (the “Notice”) to certain shareholders of record. All shareholders will have the ability to access the Proxy Statement, the proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 as filed with the SEC on March 21, 2013 on the website referred to in the Notice or to request a printed set of these materials at no charge. Instructions on how to access these materials over the Internet or to request a printed copy may be found in the Notice.

Can I change my vote?

            Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the annual meeting. If you are the shareholder of record, you may change your vote by granting via Internet, fax, telephone or mail a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

What vote is required to approve each proposal?

Election of Directors
Assuming a quorum is present at the meeting, the election of each nominee for director requires the affirmative vote of a plurality of the votes cast in person or by proxy on such proposal at the annual meeting of shareholders.

Approval of 2012 Long-Term Incentive Plan
The approval of Solera National Bancorp, Inc.’s 2012 Long-Term Incentive Plan requires the affirmative vote of a majority of the shares present at the annual meeting in person or by proxy and entitled to vote.

Approval of Increase in Authorized Shares
The approval of an increase in the number of authorized shares of common stock available for issuance by Solera National Bancorp, Inc. from 5 million to 10 million requires the affirmative vote of a majority of the outstanding stock entitled to vote.

Ratification of Appointment of Independent Accountants
Assuming a quorum is present at the meeting, the ratification of McGladrey LLP as our independent registered public accounting firm for 2013 requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

What is the effect of broker non-votes and abstentions?

Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not entitled to vote for purposes of determining whether shareholder approval of that matter has been obtained and, therefore, will have no effect on the outcome of the vote on any such matter. Abstentions have the same effect as negative votes.

Is cumulative voting permitted for the election of directors?

Shareholders may not cumulate votes in the election of directors, which means that each shareholder may vote no more than the number of shares he/or she owns for a single director.

Where can I find the voting results?

Assuming a quorum is present at the meeting, we will publish the voting results in a Form 8-K to be filed with the SEC no later than May 24, 2013.

Can I vote on other matters?

            The matters presented at an annual meeting are limited to those properly presented by the Board of Directors and those properly presented by shareholders. We have not received notice from any shareholder as to any matter to come before the annual meeting. If any other matter is properly presented at the annual meeting, your signed proxy gives Douglas Crichfield and Robert J. Fenton, the proxy holders, authority to vote your shares.

How does the Board of Directors recommend I vote on the proposals?

            Unless you give other instructions on your proxy card, Douglas Crichfield and Robert J. Fenton, the proxy holders, will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote FOR the election of the nominated slate of directors, and FOR the approval of the 2012 Long-Term Incentive Plan, and FOR the approval of an increase in the authorized shares of Solera National Bancorp, Inc. from 5 million to 10 million, and FOR ratification of McGladrey LLP, as our independent registered public accounting firm for 2013.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy, or if you should need additional copies of this proxy statement or voting materials, please contact:

Robert J. Fenton
Executive Vice President, Chief Financial Officer and Secretary
Solera National Bancorp, Inc.
319 South Sheridan Blvd.
Lakewood, Colorado 80226
(303) 202-0933

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the common stock of Solera National Bancorp, Inc. (the “Company,” “we” or “us”) as of March 25, 2013, for:

●	each person known by us to own beneficially more than 5% of our common stock;

●	each officer named in the summary compensation table;

●	each of our directors and director nominees; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In addition, shares of common stock issuable upon exercise of options and warrants beneficially owned that are exercisable within sixty days of March 25, 2013, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

	Number of Shares Beneficially Owned
Name and Address* of Beneficial Owners	Common Stock	Organizer Warrants(1)	Stock Options(2)		Total		Percent of Class (3)
Greater Than 5% Shareholders:
Michael D. Quagliano 307 N. 36th Street, Suite 203 Quincy, IL 62301	428,370	—	—		428,370		16.1%
Directors and Named Executive Officers:
Norma R. Akers	20,000	16,181	11,125		47,306	(4)	1.8%
Rob L. Alvarado	45,500	40,000	9,125		94,625	(5)	3.5%
Maria G. Arias	12,750	7,000	9,875		29,625	(6)	1.1%
Douglas Crichfield	10,000	7,500	55,938		73,438	(7)	2.7%
Ron Eller	1,000	—	500		1,500	(8)	0.1%
Robert J. Fenton	34,500	16,181	96,377		147,058	(9)	5.3%
Robert M. Gallegos	24,000	16,181	9,125		49,306	(10)	1.8%
Ronald E. Montoya	34,300	16,181	15,750		66,231	(11)	2.5%
Ray L. Nash	500	—	11,875		12,375	(12)	0.5%
David N. Roberts	5,000	—	500		5,500	(8)	0.2%
Basil Sabbah	25,000	25,000	16,125		66,125	(8)	2.5%
F. Stanley Sena	7,100	14,000	9,875		30,975	(13)	1.2%
Kathleen A. Stout	50,000	—	—		50,000	(14)	1.9%
Larry D. Trujillo	10,000	10,000	4,125		24,125	(8)	0.9%
Kent C. Veio	10,000	16,181	11,875		38,056	(15)	1.4%
All directors and executive officers as a group (15 persons)	289,650	184,405	263,232	(16)	737,287	(16)	23.8%
*	The address of each of our directors and named executives is c/o Solera National Bancorp, Inc., 319 South Sheridan Blvd., Lakewood, Colorado 80226.

(1)
Organizer warrants were granted to the Company’s Organizers who met various minimum requirements.  Each Organizer warrant entitles the holder to purchase one additional share of the Company’s common stock at an exercise price of $10.00 per share.  The Organizer warrants are fully vested and exercisable anytime prior to September 10, 2017.

(2)
Includes all vested options and the number of unvested shares of common stock that the director/named executive will have the right to acquire within 60 days of March 25, 2013, pursuant to the scheduled vesting of stock options.

(3)
Calculated based on 2,653,671 shares of common stock outstanding as of March 25, 2013 plus options and warrants exercisable within sixty days of March 25, 2013 for the individual or the group, as applicable.

(4)
Includes 5,000 shares of common stock that are owned by children of which the named individual has the investment power.  Also includes 250 unvested options that are scheduled to vest within 60 days of March 25, 2013.

(5)
Includes 30,000 shares of common stock and organizer warrants to acquire 24,500 shares of common stock that are owned by two limited liability companies for which the named individual has the investment power.  Also includes 250 unvested options that are scheduled to vest within 60 days of March 25, 2013.

(6)
Includes 5,750 shares of common stock owned by family members of which the named individual has the investment power.  Also includes 417 unvested options that are scheduled to vest within 60 days of March 25, 2013.

(7)	Includes 3,750 unvested options that are scheduled to vest within 60 days of March 25, 2013.
(8)	Includes 250 unvested options that are scheduled to vest within 60 days of March 25, 2013.
(9)
Includes 1,000 shares of common stock that are owned by children of which the named individual has the investment power.  Also includes 1,667 unvested options that are scheduled to vest within 60 days of March 25, 2013.

(10)
Includes 4,000 shares of common stock that are owned by relatives of which the named individual has the investment power.  Also includes 250 unvested options that are scheduled to vest within 60 days of March 25, 2013.

(11)	Includes 833 unvested options that are scheduled to vest within 60 days of March 25, 2013.
(12)	Includes 417 unvested options that are scheduled to vest within 60 days of March 25, 2013.
(13)
Includes 100 shares of common stock owned by spouse of which the named individual has the investment power.  Also includes 417 unvested options that are scheduled to vest within 60 days of March 25, 2013.

(14)	Includes 25,000 shares of unvested time-based restricted stock and 25,000 shares of unvested performance-based restricted stock. The entire 50,000 shares have voting rights.
(15)	Includes 417 unvested options that are scheduled to vest within 60 days of March 25, 2013. Mr. Veio has pledged as security 10,000 shares of our common stock.
(16)
Includes 1,042 unvested stock options, (of which 625 are unvested options that are scheduled to vest within 60 days of March 25, 2013) held by Lindsay Sandham, our Senior Vice President and Chief Credit Officer, who is an executive officer but not a named executive officer as defined by Securities and Exchange Commission rules for the purpose of this proxy statement.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Director Nominees

Our Board of Directors is presently composed of thirteen members.  Our bylaws require that all directors be elected each year for a one year term.  Of the nominees for election at this meeting, all are currently directors.  The Board of Directors has proposed the thirteen nominees listed below for election as directors to serve until the 2014 annual meeting or until their successors are duly elected and qualified.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees has agreed to serve. If any of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the proxies shall be voted for the substitute nominee or nominees to be designated by the Board of Directors. If no substitute nominees are available, the size of the Board of Directors will be reduced.

There are no arrangements or understandings between Solera National Bancorp, Inc. and any person pursuant to which such person has been elected or nominated as a director.

Set forth below is certain information with respect to each nominee for election as a director:

Name	Age	Position(s) Held with Solera National Bancorp, Inc.	Position(s) Held with Solera National Bank	Director Since
Norma R. Akers	59	Director	Director	2006
Rob L. Alvarado	36	Director	Director	2006
Maria G. Arias	51	Director	Director	2006
Douglas Crichfield	69	Chief Executive Officer and Director	Chief Executive Officer and Director	2006
Ron Eller	53	Director	Director	2012
Robert M. Gallegos	65	Director	Director	2006
Ronald E. Montoya	72	Chairman and Director	Chairman and Director	2006
Ray L. Nash	62	Director	Director	2006
David N. Roberts	66	Director	Director	2012
Basil Sabbah	44	Director	Director	2006
F. Stanley Sena	64	Vice Chairman and Director	Vice Chairman and Director	2006
Larry D. Trujillo	52	Director	Director	2009
Kent C. Veio	46	Director	Director	2006

Norma R. Akers

Norma Akers spent 20 years working for AT&T and Lucent Technologies Inc. in various business management, finance, information officer and diversity roles within the company.  Her last position with Lucent Technologies was Director of Sales for the account management relationship for Qwest managing the Lucent Technologies Software Sales team.  She retired from Lucent Technologies in 2001.  Prior to joining AT&T, Ms. Akers was a financial internal auditor for Monsanto Company, and taught Accounting Principles at Metropolitan State University of Denver in 2009.  Ms. Akers came to the United States in 1977 after receiving her B.S. degree at the University in Tegucigalpa, Honduras in Business Administration.  In 1979, Ms. Akers graduated from the University of Dallas, Braniff School of Management with an MBA in International Finance.

Ms. Akers’ qualifications to serve on the Board include her extensive and diverse business background and her continued involvement with the Spanish-speaking population in the Denver-area.

Rob L. Alvarado

Since March 2004, Mr. Alvarado has served as Executive Vice President and Legal Counsel at Palo Alto Inc., which owns and operates approximately 130 food franchises in Colorado, California, New Mexico and Virginia.  As of January 2011, Mr. Alvarado has served as the Chief Executive Officer of Palo Alto Inc.  In conjunction with this role, Mr. Alvarado serves as the Managing Member of Alvarado Concepts LLC, a sister company of Palo Alto which owns and operates restaurants. Prior to that, he was an Associate with Brownstein Hyatt & Farber P.C. from December 2002 through March 2004.  Before joining Brownstein Hyatt & Farber P.C., Mr. Alvarado was a Financial Analyst / Operations Consultant for Palo Alto, Inc. from May 2001 through December 2002.  Mr. Alvarado received his law degree from the University of Denver, College of Law.  In addition, he holds an MBA from the University of Denver, Daniels College of Business, and an undergraduate degree in hotel and restaurant management from Cornell University.  He sits on the Board of Directors of the Latin American Education Foundation, the Colorado I Have a Dream Foundation, and as a Trustee for the Denver Zoo Foundation.  Mr. Alvarado also serves as President of the Denver and Albuquerque Taco Bell Restaurant Marketing Associations and as an elected board member of FRANMAC, a group representing Taco Bell Franchisees across the country.  In addition, Mr. Alvarado serves as Of Counsel for the law firm Kline, Alvarado and Veio, P.C., is a managing member of CovertaCard LLC, a firm that markets unique data, credit and gift cards, and is a principal member of Champion Private Diversified Fund, a private equity real estate fund based in Denver.  Finally, Mr. Alvarado serves on the Board of Directors of the United Food Service Purchasing Cooperative, a purchasing co-op that service YUM Brand restaurants across the world, and on the Board of Directors for the Franchise Insurance Group, a captive insurance group that insures approximately 2,500 restaurants across the country.

Mr. Alvarado’s qualifications to serve on the Board include his experience serving on a variety of boards throughout his career, as well as his extensive legal and business background particularly his expertise involving retail site selection and commercial real estate negotiations.

Maria G. Arias

In February 2007, Ms. Arias joined Comcast Cable’s West Division where she has held positions of Area Vice President, Vice President – Operations Management, and Vice President for Southern Colorado.  Ms. Arias currently serves as the Executive Director of Diversity and Inclusion for Comcast Corporation.  Before joining Comcast Cable, she served as Vice President of Law and Government Affairs for Adelphia Communications Corporation based in Denver, Colorado from March 2003 through July 2006.  In this capacity, she was responsible for providing legal support on cable operations, franchising and local government affairs matters to Adelphia’s corporate and regional teams.  Previously, Ms. Arias was the Vice President of Local Government Affairs for AT&T Broadband from 2001 through 2002 and also served in various legal and regulatory roles for AT&T Corp from 1993 - 2001. Ms. Arias received her Juris Doctorate from Northwestern University School of Law and her Bachelor of Arts degree from DePaul University.  She is a member of the ABA and Women in Cable & Telecommunications (WICT), and the National Association of Multi Ethnicity in Communications. She also serves on the Board of the YMCA of Philadelphia and Vicinity.

Ms. Arias’ qualifications to serve on the Board include her extensive legal and business background and her experience in working with underserved populations as a director of diversity.

Douglas Crichfield

Prior to assuming the President and CEO role at Solera National Bancorp, Inc. in October 2008, Mr. Crichfield was Principal and Owner of the Crichfield Group which provided business consulting for entrepreneurs with an emphasis on bank advisory work.   Prior to forming the Crichfield Group in September 1999, he was a Director and EVP of CFX Corporation, Keene, New Hampshire (a bank holding company); and President, CEO & Trustee for the holding company’s principal subsidiary, CFX Bank.  Additionally, he served as President, CEO and Director of Community Bankshares, Inc., (a bank holding company) and its wholly owned subsidiary Concord Savings Bank, Concord, New Hampshire for seven years.  Mr. Crichfield has a Certificate from Harvard University Institute of Financial Management; a Certificate from the University of Illinois Graduate School of Bank Investments; and a B.A. and M.A. in Economics from Northeastern University.

Mr. Crichfield’s qualifications to serve on the Board include his over 25 years of bank management, entrepreneurial and advisory experience.

Ron Eller

Mr. Eller has been an owner, principal or managing director in various private equity firms since 2008. He was the President and Chief Executive Officer of Ascent Solar Technologies, Inc. from March 2011 to February 2012 and a director of Ascent from 2009 to February 2012, where until becoming CEO he served on or chaired the compensation committee and served on the audit committee.  From 1994 until 2008, Mr. Eller held various senior executive positions at Hewlett-Packard Company (and Compaq Computer Corporation prior to the acquisition of Compaq by Hewlett-Packard), an integrated technology firm, including Vice President and General Manager of the NetServer business from 2002 to 2003 and, more recently, Vice President and General Manager of the software, system integrator and outsourcer channels of the Technology Solutions Group. Mr. Eller has served on the boards of Next I/O Inc. since 2011, and the Colorado Neurological Institute since 2009. He is a certified public accountant and holds a B.S. degree in Professional Aviation from Purdue University, and an M.S. degree in Business from Colorado State University.

Mr. Eller’s qualifications to serve on the Board include his business and financial expertise, his many years serving as an executive officer in a variety of growth businesses, and his experience as director and member of the compensation and audit committees for Ascent.

Robert M. Gallegos

Mr. Gallegos served as the President and Chief Financial Officer of The Gallegos Corporation (TGC) from January 1982 until January 2012 when he retired.  TGC, headquartered in Vail, Colorado, is a leader in quality residential and commercial construction services and employs several hundred individuals in five states.  TGC has offices in Vail, Aspen, Telluride, and Denver.  Prior to joining the family-owned business, Mr. Gallegos spent ten years with the Foundation for Urban and Neighborhood Development.  Mr. Gallegos was responsible for designing a process for citizen participation and community involvement in the decision-making process.  Mr. Gallegos has been an active member in his community including service on the United Way’s annual grant allocation committee, member of the school board advisory committee, a Town Council Board member in Minturn, Colorado and the Planning Commission for Eagle County, Colorado, among others.

Mr. Gallegos’ qualifications to serve on the Board include his extensive knowledge of the residential and commercial construction business combined with his involvement in a number of community service organizations.

Ronald E. Montoya

Ronald Montoya is currently the owner of Innov8 Solutions USA, a leader in value-added services and logistics. Before that, he was President and CEO of Plasticomm Industries, Inc. from its founding in 1990 through his retirement in 2009. Plasticomm is a supplier, assembler and manufacturer of telecommunications products, cable and cable products based in Denver, Colorado.  He has also held the office of Director for the Office of Minority Business for the State of Colorado.  Mr. Montoya holds a Bachelor of Arts degree from the University of Colorado, and Juris Doctorate from the University of Denver.  Mr. Montoya is a dedicated member of several community boards, including Mountain States Employers Council, Rose Community Foundation, Latino Community Foundation of CO, and the Mexican Cultural Center. He has served on over 25 boards including National Jewish Hospital, Metro State College Foundation, St. Joseph’s Hospital Foundation, Denver Hotel Authority, Colorado Forum and many others.  He has lived in the Denver community for 70 years.  He was an advisory board member for 12 years for U.S. Bank.   He served as the Chairman of the Board for the U.S. Hispanic Chamber of Commerce from 1996 to 1998, and as Executive Director of the Colorado Office of Minority Business from 1986 to 1990.  Mr. Montoya recently received the “2013 William Funk Award” for building stronger communities and was inducted in the 2013 Colorado Business Hall of Fame.

Mr. Montoya’s qualifications to serve as Chairman of the Board include his experience as a board member for a variety of organizations including his twelve years serving as an advisory board member for U.S. Bank.

Ray L. Nash

From its founding in 1989 to 2000, Mr. Nash served as Chief Financial Officer of Vectra Bank Colorado based in Denver, Colorado.  During this time, he participated in all aspects of the bank’s strategic planning and managed several private and public offerings of stock.  Mr. Nash also managed the bank’s investment portfolio, which totaled over $300 million at its peak, and managed the acquisition of numerous banks and the evaluation of many more acquisition candidates.  Mr. Nash managed all SEC reporting, investor relations, human resources, finance and accounting, purchasing and facilities.  Additionally, he was the primary liaison with all banking regulators.  Along with the CEO, Mr. Nash successfully negotiated and completed the sale of Vectra Bank to Zions Bancorp in 1998.  Mr. Nash continued to be CFO of Vectra Bank after the sale until his retirement in 2000.  Prior to joining Vectra, Mr. Nash spent six years as the Controller of the WestAmerica Mortgage Company where he managed all accounting functions.  Prior to joining WestAmerica, Mr. Nash worked for nine years with Deloitte Haskins and Sells, at the time, one of the big eight international accounting firms.  Mr. Nash currently maintains his CPA license.  He holds a BS in Accounting from the University of Utah and he completed the three-year curriculum at the Mortgage Bankers Association of America’s School of Mortgage Banking in 1987.  Since retiring from banking in 2000, Mr. Nash has managed personal and family investments and dedicated considerable time to volunteer activities.  In 2007, Mr. Nash founded Nash Family LLC, a land development business, where he currently serves as CEO.

Mr. Nash’s qualifications to serve on the Board include his extensive banking background, as well as his financial expertise.

David N. Roberts

Mr. Roberts is a Managing Director of The Newport Board Group, LLC, a national professional services firm that provides advisory services to the senior executives and boards of emerging growth and middle market companies.  Prior to joining Newport, Mr. Roberts was President, Chief Operating Officer and Director of NeXStep, Inc. during 2010 and 2011.  NeXStep designs and develops software to allow physicians to adjust the drugs and dosing they prescribe based on each patient’s unique genetics.  During 2008 and 2009, Mr. Roberts was President and Chief Operating Officer of Soup Digital Solutions, LLC, a software development company that supports e-commerce for providers of internet video.  From 2004 to 2008, Mr. Roberts was Managing Partner of Commonwealth Partners, LLC which provided advisory services to executive teams to define and execute profitable, customer driven growth strategies.  Mr. Roberts holds a Bachelor of Arts degree from Brown University and an MBA (with honors) from the Harvard Business School.

Mr. Robert’s qualifications to serve on the Board include his background in early stage growth companies, extensive experience in strategic planning, mergers and acquisitions, along with financial services industry experience in banking, credit cards, insurance, payments and specialty leasing.

Basil Sabbah

Mr. Sabbah is the CEO and owner of Sabbro, LLC, an engineering consulting company located in Denver, Colorado.  The company provides engineering services to the United States government and other large contractors.  Prior to forming Sabbro, LLC in January 2003, Mr. Sabbah worked from December 2001 through January 2003 as Director of Latin America Business Development for technology company Network Appliance.  He also worked as Director of Business Development from June 1997 through December 2001 for Halliburton in Latin America.    He is a member of the Denver Hispanic Chamber of Commerce and Hispanic Contractors.  Mr. Sabbah holds a BA in Anthropology and BS in Physics from the University of California.

Mr. Sabbah’s qualifications to serve on the Board include his substantial experience in business development, fundraising, and government contracting.

F. Stanley Sena

Mr. Sena is currently President and CEO of SNAP Staffing Services and Goodwin Personnel, two mid-sized staffing firm located in Denver, Colorado focusing on administrative and light industrial temporary, temp-to-hire, and permanent placement.  Mr. Sena is also President and CEO of Rocky Mountain Minority Supplier Development Council, a corporate member organization focusing on providing contracting access and opportunity between corporate America and minority-owned businesses.  From January 2001 until December 2004, Mr. Sena was Managing Director of LNS Services Company, an international logistics consulting organization.  Mr. Sena was previously Executive Vice President and COO of Americold Corporation, the leading third-party supplier of supply chain solutions in the consumer packaged goods industry.  Mr. Sena received his BA from Metropolitan State College and his doctorate in Law from the University of Denver.  He has been an attorney for 30 years and continues to be active in the Colorado Bar Association, the Douglas County Bar Association, and the Colorado Hispanic Bar Association.

Mr. Sena’s qualifications to serve as Vice Chairman of the Board include his extensive business and legal background, coupled with his involvement with minority-owned businesses.

Larry D. Trujillo

Mr. Trujillo is a real estate broker working for Modern Real Estate.  He is also the owner of LDT Consulting, LLC and Managing Partner of CovertaCard, LLC.  Mr. Trujillo was appointed by Governor Ritter, in 2010, as Director of Homeland Security and continued in that position for one  year under Governor Hickenlooper.  Former Denver Fire Chief, Mr. Trujillo, retired after 25 years of service in August of 2007. In August 2003, Mr. Trujillo was appointed by Mayor John Hickenlooper to the position of Chief of the Department.  Chief Trujillo was responsible for one of the largest fire departments in the country, which included 914 Civil Service members, 42 Career Service employees and overseeing an $85 million budget. After 9/11, Mr. Trujillo assisted in raising over $2 million for the New York Firefighters Emergency Relief Fund. He is also a very active member of the Firefighters Incorporated for Racial Equality (F.I.R.E). His significant community contributions include being a board member in the following organizations: LAEF (Latin American Education Foundation), American Heart Association, La Clinica Tepeyac and La Escuela Tlatelolco, and the Mark Langvardt Memorial Tournament for Mount St. Vincent Home. Mr. Trujillo attended the University of Northern Colorado and Metropolitan State College. He is bilingual, and has numerous certifications in Hazardous Materials, Conflict Resolution, and Risk Management, and has completed several leadership training courses.

Mr. Trujillo’s qualifications to serve on the Board include his diverse background, his experience as a board member for a variety of organizations and his leadership position within the community.

Kent C. Veio

K.C. Veio is currently the Chairman of Kline Alvarado Veio, P.C., a Denver-based firm that focuses in the areas of public finance and business law.  Prior to forming the firm in June 2004, Mr. Veio was a shareholder and Chair of the municipal and public finance group at Brownstein Hyatt & Farber.  He was with the firm from December 1995 through June 2004.  In 1999, Governor Bill Owens appointed Mr. Veio to the Board of Directors of the Colorado Educational and Cultural Facilities Authority, and in 2002, Denver Mayor John Hickenlooper appointed Veio to become a Commissioner of the Denver Public Library.  Veio received his law degree from the University of Denver, College of Law, and his undergraduate degree in business from the University of Colorado.

Mr. Veio’s qualifications to the serve on the Board include his professional work as an attorney which involves the representation of many commercial lenders and financial institutions and affords him an in-depth understanding of the financial services industry.

 Vote Required

Assuming a quorum is present at the meeting, the vote of the holders of a plurality of the shares present in person or represented by proxy and entitled to vote in the election of directors is required to elect any director.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” each of the nominees for election as director.

Executive Officers

As of the date of this proxy statement our executive officers are as follows:

Douglas Crichfield, President and Chief Executive Officer

Biographical information for Mr. Crichfield is set forth above under “Director Nominees.”

Robert J. Fenton, Executive Vice President, Chief Financial Officer and Chief Operating Officer

Mr. Fenton, age 56, joined the Bank project in January 2005 as a co-founder and Organizer and as a full-time consultant in April 2005.  Prior to this, he was the CFO of Visa Debit Processing Services (DPS), a division of Visa USA.  At the time, DPS was the second largest processor of Visa transactions in the world.  He served in that capacity from October 2002 through July 2004.  Prior to joining Visa, Mr. Fenton was the CFO of E*TRADE Bank from January 2001 through October 2002.  At the time, E*TRADE Bank was a $15 billion savings bank, the fifth largest OTS-regulated bank in the country.  Before joining E*TRADE, Mr. Fenton held several leadership positions, domestically and internationally, during his 15 years with Citicorp/Citibank (now Citigroup).  In his final role at Citi, Mr. Fenton was the CFO of the Travel and Business Strategic Business Unit, an operating unit of Citi Cards North America.  The business unit was responsible for the Citibank AAdvantage card, the premier co-branded airline reward card in the industry.  Prior to his tenure at Citigroup, Mr. Fenton spent five years with PepsiCo in various finance roles, as well as two years at Price Waterhouse (now known as PricewaterhouseCoopers).  Mr. Fenton is a CPA (inactive license) and has an MBA in Finance from Pace University and a Bachelor of Science in Accounting from Ithaca College in Ithaca, New York.

Lindsay Sandham, Senior Vice President, Chief Credit Officer

Prior to joining the Bank, Mr. Sandham, age 54, was the Senior Vice President, Chief Credit Officer, and CRA Officer of Native American Bank in Denver since August 2008.  During his time with Native American Bank, Mr. Sandham managed the credit, loan operations and loan servicing departments for the institution, and was a member of the bank’s Asset Liability Committee. Prior to joining Native American Bank, Mr. Sandham was Chief Credit Officer at Federal Trust Bank, and held senior level positions at Seacoast National Bank and SunTrust Bank. Mr. Sandham is past President of the local chapter of the Risk Management Association, a widely recognized and long-time national professional trade organization for bank credit officers.

He has extensive experience across a broad range of risk management and lending activities with some very notable financial institutions including Canadian Imperial Bank of Commerce and Royal Bank of Canada.  Mr. Sandham has a Bachelor of Business Economics and a Bachelor of Arts in Economics from Brock University in St. Catharines, Ontario, and has numerous professional designations in the field of finance.

Kathleen Stout, Executive Vice President, President, Residential Mortgage Division

Ms. Stout, age 52, joined the Bank after serving as Vice President of Residential Mortgage of Colorado, LLC, a division of Universal Lending Corporation (ULC), since 2011.  Prior to joining ULC, Ms. Stout was recruited by Colorado Capital Bank to establish their residential mortgage loan division in 2006.  As President of their residential mortgage division, she successfully implemented all systems and procedures for originating, processing, approving, closing and shipping of residential mortgage loans to secondary market investors.  Prior to moving to Colorado Capital Bank, Ms. Stout held high-profile positions at First Community Bank and Vectra Bank.  At Vectra, she was responsible for a team of mortgage professionals that produced in excess of $1 billion in loan originations during 2003.  Ms. Stout brings over 18 years of experience in the residential mortgage business and attended Colorado State University.

CORPORATE GOVERNANCE

 Corporate Governance Principles and Board Matters
We are committed to having sound corporate governance principles, both at the holding company level and at Solera National Bank. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a Conflict of Interest and Code of Ethics Policy, which, together with the policies referred to therein, is applicable to all of our directors, officers and employees and complies with the applicable provisions of the Securities Exchange Act of 1934 (the “Exchange Act”). The Conflict of Interest and Code of Ethics Policy covers all areas of professional conduct, including conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to our business. We encourage all employees, officers and directors to promptly report any violations of any of our policies. Copies of our Conflict of Interest and Code of Ethics Policy may be obtained by any person, without charge, upon written request to Solera National Bancorp, Inc., Attn: Robert J. Fenton, 319 S. Sheridan Blvd., Lakewood, Colorado 80226.

Board Independence

Our Board of Directors has determined that each of our current directors, except Mr. Crichfield, is an “independent director” within the meaning of Rule 4200(a)(15) of the Nasdaq listing standards.  Mr. Crichfield currently serves as our and the Bank’s President and Chief Executive Officer.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all shareholders. When considering potential director candidates, the Board also considers the candidate’s character, judgment, diversity, skills, including financial literacy and experience in the context of our needs and the needs of the Board of Directors.

Board Structure and Committee Composition

As of the date of this proxy statement, our current Board of Directors is composed of thirteen persons. We also have an Audit Committee, Compensation Committee, Nomination and Governance Committee and Executive Committee. The membership of the committees is detailed in the table below with an “M” designating membership on the respective committee and a “C” designating chairman of the respective committee.

Director	Audit Committee	Compensation Committee	Nomination and Governance Committee	Executive Committee
Norma R. Akers	M
Rob L. Alvarado			M
Maria G. Arias		C	M	M
Douglas Crichfield				M
Ron Eller		M
Robert M. Gallegos	M
Ronald E. Montoya	M			C
Ray L. Nash	C			M
David N. Roberts			M
Basil Sabbah		M
F. Stanley Sena		M		M
Larry D. Trujillo
Kent C. Veio		M	C	M

Regularly scheduled Board of Directors’ meetings for Solera National Bancorp, Inc. are typically held monthly.  Additional special meetings may be held as needed.  During the fiscal year 2012, our Board held thirteen (13) meetings. Each incumbent director attended at least 75% of the total of all Board and applicable committee meetings.  Directors are encouraged to attend annual meetings of our shareholders, although we have no formal policy on director attendance at annual shareholders’ meetings. The June 2012 Annual Meeting of Shareholders was attended by 8 of the 11 directors comprising the Board at the time.

Committees of Solera National Bancorp, Inc.

Audit Committee

The current members of the Audit Committee are Ray L. Nash (Chairman), Norma R. Akers, Robert M. Gallegos, and Ronald E. Montoya.  The Audit Committee met four (4) times during fiscal year 2012.  Our independent registered public accounting firm was present at four (4) of those meetings.  The members of the Audit Committee are “independent directors” as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards as currently in effect and the financial literacy requirements under applicable SEC and Nasdaq rules.  The Board of Directors has determined that Mr. Nash qualifies as an audit committee financial expert under the definition outlined by the SEC.  A current copy of the Audit Committee charter can be found on our Investor Relations website under Governance Documents or by accessing the following url: http://ir.solerabankonline.com/govdocs.aspx?iid=4121659.

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent accountants’ qualifications and independence, the performance of independent accountants, risk assessment and risk management. The duties of the Audit Committee include:

●	appointing, evaluating and determining the compensation of our independent accountants;

●	reviewing and approving the scope of the annual audit, the audit fee and the financial statements;

●	reviewing disclosure controls and procedures, internal control over financial reporting, the internal audit function and corporate policies with respect to financial information;

●	reviewing other risks that may have a significant impact on our financial statements;

●	preparing the Audit Committee report for inclusion in the annual proxy statement; and

●	establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters.

The Audit Committee works closely with management as well as our independent accountants. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

Compensation Committee

The current members of the Compensation Committee are Maria G. Arias (Chairman), Ron Eller, Basil Sabbah, F. Stanley Sena and Kent C. Veio.  The Compensation Committee met six (6) times during fiscal year 2012.  The members of the Compensation Committee are “independent directors” as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards as currently in effect.  A current copy of the Compensation Committee charter can be found on our Investor Relations website under Governance Documents or by accessing the following url: http://ir.solerabankonline.com/govdocs.aspx?iid=4121659.

The Compensation Committee reviews the salaries of senior management and compensation paid to directors.  The committee assists senior management in identifying candidates for available positions and coordinates efforts with legal counsel to create employee compensation plans, including the granting of stock options.  The committee is responsible for evaluating the performance of, and creating the compensation plans for, the Chief Executive Officer and approving the compensation of senior management.  The committee reviews and recommends employee benefit plans, as proposed by management, to the Board of Directors.

Nomination and Governance Committee

The current members of the Nomination and Governance Committee are Kent C. Veio (Chairman), Rob L. Alvarado, Maria G. Arias, and David Roberts.    The Nomination and Governance Committee met two (2) times during fiscal year 2012.  A current copy of the Nomination and Governance Committee charter can be found on our Investor Relations website under Governance Documents or by accessing the following url: http://ir.solerabankonline.com/govdocs.aspx?iid=4121659.

The Nomination and Governance Committee reviews all Board-recommended and shareholder-recommended nominees, determining each nominee’s qualifications and making a recommendation to the full Board of Directors as to which persons should be our Board’s nominees. Additionally, this committee is responsible for overseeing management continuity planning and developing and implementing the Company’s Corporate Governance Guidelines.  The committee has the following duties and responsibilities:

●
Establish criteria for the selection of new directors to serve on the Board of Directors, taking into account at a minimum all applicable laws, rules, regulations and listing standards, a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the Board of Directors.

●
Identify individuals believed to be qualified as candidates to serve on the Board of Directors of the Company and its subsidiaries and select, or recommend that a majority of independent members of the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting.

●	Review director candidates submitted by shareholders in accordance with the policy set forth in the Company’s certificate of incorporation, as amended.

●	Monitor the orientation and continuing education program for directors.

●
 Review the Board of Directors’ committee structure and recommend to the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

●	Recommend members of the Board of Directors to serve as the chair of the committees of the Board of Directors.

●	Review the adequacy of the charters adopted by each committee of the Board, and recommend changes as necessary.

●
 Oversee and approve the management continuity planning process. Annually review and evaluate the succession plans relating to the CEO and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

●
 Develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board of Directors and its committees.  Based on the results of the annual evaluation, as well as on any other matters the committee shall deem relevant, the committee shall make such recommendations to the Board of Directors regarding Board processes and other items deemed appropriate to improve or ensure the effective functioning of the Board of Directors as the committee shall from time to time deem advisable or appropriate.

●
Develop and recommend to the Board of Directors for its approval a set of Corporate Governance Guidelines.  The committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

●	Perform any other activities consistent with the charter, the Company’s bylaws and governing law as the committee or the Board of Directors deem appropriate.

Executive Committee

The current members of the Executive Committee are Ronald E. Montoya (Chairman),  F. Stanley Sena (Vice Chairman), Douglas Crichfield, Maria G. Arias, Ray L. Nash, and Kent C. Veio.  The Executive Committee met ten times (10) during fiscal year 2012.  The Executive Committee does not operate pursuant to a written charter.

The Executive Committee meets as needed and, with certain exceptions, generally has the same powers as the Board of Directors in the management of our business affairs between Board meetings.  The Board of Directors will, from time to time, charge the Executive Committee with specific responsibilities and tasks as it deems appropriate.  The committee is not intended to act in place of the full Board, but rather in a support role, and the Executive Committee does not have the authority to exercise all of the Board’s powers; for example, the full Board of Directors generally reserves the right to execute extraordinary contracts such as mergers and acquisitions.  The committee will make recommendations to the Board of Directors regarding matters important to our overall management and strategic operation.

Shareholder Communications with our Board of Directors

Our Board of Directors has established a process for shareholders to communicate with the Board of Directors or with individual directors. Shareholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our Secretary at our principal executive offices located at 319 S. Sheridan Blvd. Lakewood, Colorado 80226. Any such communication must contain:

●	a representation that the shareholder is a beneficial holder of our capital stock;

●	the name and address, as they appear on our books, of the shareholder sending such communication; and

●	the number of shares of our capital stock that is beneficially owned by such shareholder.

The Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

Consideration of Director Nominees

Our Board of Directors believes that it is necessary that the majority of our Board of Directors be comprised of independent directors and that it is desirable to have at least one audit committee financial expert serving on the Audit Committee. The Nomination and Governance Committee considers these requirements when recommending Board nominees. The Committee utilizes a variety of methods for identifying and evaluating nominees for director. It will regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or other circumstances. Although the Nomination and Governance Committee does not have a formal written diversity policy when considering potential director candidates, the Committee considers the candidate’s character, judgment, education, skills, including financial literacy, conflicts of interest and experience in the context of developing a heterogeneous Board that fits the needs of Solera National Bancorp, Inc. and the existing directors.

Our Board of Directors has established a procedure whereby our shareholders can nominate potential director candidates. The Nomination and Governance Committee will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with procedures set forth in our bylaws.

Shareholders wishing to make such a submission may do so not later than January 3, 2014 by providing all information regarding the nominee that would be required under applicable proxy rules, including (in addition to the information required in our bylaws or by applicable law): (i) the full name and resident address of the nominee; (ii) the age of the nominee; (iii) the principal occupation of the nominee for the past five years; (iv) any current directorship held on public company boards; (v) the number of shares of our common stock held by the nominee, if any; and (vi) a signed statement of the nominee consenting to serve if elected. In addition, the shareholder making the nomination and the beneficial owner, if any, on whose behalf the nomination is being made must provide (i) the name and address, as they appear on our books, of such shareholder and such beneficial owner, (ii) the class and number of shares of Solera National Bancorp, Inc. that are owned beneficially and of record by such shareholder and such beneficial owner, and (iii) any material interest of the shareholder and/or such beneficial owner in the nominee or the nominee’s election as a director. Such information should be sent to the Nomination and Governance Committee, Solera National Bancorp, Inc., c/o Secretary, 319 S. Sheridan Blvd., Lakewood, Colorado 80226.

No candidates for director nominations were submitted to the Nomination and Governance Committee by any shareholder in connection with the annual meeting. Any shareholder desiring to present a nomination for consideration prior to the 2014 annual meeting must do so in accordance with our policies and bylaws.

Leadership Structure

The Board has chosen to separate the positions of Chairman of the Board and Chief Executive Officer.  At this time, Ronald E. Montoya serves as Chairman of the Board and Douglas Crichfield serves as President and Chief Executive Officer.  Separating these positions allows our Chief Executive Officer to focus on the day-to-day business and setting the strategic direction of the Company, while the Chairman leads the Board in its fundamental role of providing advice to and independent oversight of management.  Our bylaws and certificate of incorporation do not require that our Chairman and Chief Executive Officer positions be separate, however the Company has had this leadership structure since becoming a publicly-traded company.  The Board may, at its sole discretion, combine these positions at any time if they believe it would be in the best interest of the Company based on the current composition of, or circumstances facing, the Board.

Board’s Role in Risk Oversight

The Board believes that a critical part of its responsibilities is to maintain oversight of the Company’s assessment of the major risks facing the Company and its policies and procedures for monitoring and controlling these risks.  The Audit Committee has specific responsibility for oversight of risks associated with financial accounting, external and internal audits, internal control over financial reporting, contingency and disaster recovery planning and reviewing management’s assessment of specific product risks.  Management reports to the Audit Committee, at least quarterly, on the aforementioned risks.  The Audit Committee then reports summarized results and findings to the entire Board.  The Compensation Committee oversees the risks associated with the Company’s compensation policies as well as management development and leadership succession.  Additionally, the Company faces risks relating to day-to-day operations such as, but not limited to, credit risk, interest rate risk, liquidity risk and reputation risk.  Management is responsible for controlling these risks while the Board, as a whole and through its committees, is responsible for oversight of these risks.  Together, the Board and senior management provide strong oversight of the Company’s management of risks.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The information contained in this Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

In accordance with its written charter, the Audit Committee assists our Board of Directors in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over the accounting, auditing, and financial reporting practices.

Our Board of Directors has determined that the members of the Audit Committee satisfy the independence requirements of the Securities and Exchange Commission and the Nasdaq listing standards.

Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. Our independent accountants are responsible for auditing the financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent accountants that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal 2012, the Audit Committee had four (4) meetings. The Audit Committee’s regular meetings were conducted so as to encourage communication among the members of the Audit Committee, management, and our independent accountants for 2012, McGladrey LLP. Among other things, the Audit Committee discussed with our independent accountants the overall scope and plans for their audit. The Audit Committee separately met with the independent accountants, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent accountants all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2012 with management, and our independent accountants. Management’s discussions with the Audit Committee included a review of critical accounting policies.

The Audit Committee obtained from the independent accountants a formal written statement describing all relationships between us and our accountants that might bear on the accountants’ independence consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence.  The Audit Committee discussed with the accountants any relationships that may have an impact on their objectivity and independence and satisfied itself as to the accountants’ independence. The Audit Committee has reviewed and approved the amount of fees paid to McGladrey LLP, for audit and non-audit services. The Audit Committee concluded that the provision of services by McGladrey LLP is compatible with the maintenance of their independence.

Based on the above-mentioned review and discussions with management, and the independent accountants, and subject to the limitations on our role and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors
Ray L. Nash (Chairman)
Norma R. Akers
Robert M. Gallegos
Ronald E. Montoya

EXECUTIVE COMPENSATION

Compensation Philosophy

The duty of the Compensation Committee is to evaluate and make recommendations to the Board of Directors regarding the administration of the executive compensation program for Solera National Bancorp, Inc. and Solera National Bank. The Compensation Committee is responsible for recommending appropriate compensation goals for the executive officers of Solera National Bancorp, Inc., evaluating the performance of such executive officers in meeting such goals and approving or making recommendations to the Board with regard to executive compensation. Solera National Bancorp, Inc.’s compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operational, financial and strategic objectives, and increases in shareholder value. The Compensation Committee regularly reviews the compensation packages of Solera National Bancorp, Inc.’s executive officers, taking into account factors that it considers relevant, such as, business conditions within and outside the industry, Solera National Bancorp, Inc.’s financial performance, the market compensation for executives of similar background and experience, and the performance of the executive officer under consideration. The particular elements of Solera National Bancorp, Inc.’s compensation programs for executive officers are described below.

Compensation Structure

The compensation for the executive officers of Solera National Bancorp, Inc. named in the Summary Compensation Table is intended to be competitive with that paid in comparable situated industries. The goals of the Compensation Committee in establishing Solera National Bancorp, Inc.’s executive compensation program are:

●	to compensate the executive officers of Solera National Bancorp, Inc. fairly for their contributions to Solera National Bancorp, Inc.’s short, medium and long-term performance; and

●
to allow Solera National Bancorp, Inc. to attract, motivate and retain the management personnel necessary to Solera National Bancorp, Inc.’s success by providing an executive compensation program comparable to that offered by companies with which Solera National Bancorp, Inc. competes for management personnel.

The Company entered into employment agreements with three of the executive officers named in the Summary Compensation Table. The base salary level for each officer is determined by taking into account individual experience, individual performance, individual potential, competitive market considerations and specific issues particular to Solera National Bancorp, Inc. Base salary level for executive officers of banks and bank holding companies of similar size are also taken into consideration in setting an appropriate base salary for the named executive officers. The base salary level established for each executive officer is considered by the Compensation Committee to be competitive and reasonable.

The Compensation Committee monitors the base salary levels and the various incentives of the executive officers of Solera National Bancorp, Inc. to ensure that overall compensation is consistent with Solera National Bancorp, Inc.’s objectives and remains competitive within the area of Solera National Bancorp, Inc.’s operations. In setting the goals and measuring an executive’s performance against those goals, Solera National Bancorp, Inc. considers the performance of its competitors and general economic and market conditions. Each year, the Compensation Committee determines specific strategic and business goals to help determine the President and Chief Executive Officer’s bonus.  These goals consist of quantitative and qualitative factors including, but not limited to:  net income, total loans, total deposits, efficiency ratio, strategic imperatives, regulatory relations, investor relations and employee satisfaction.

Annual Compensation

The annual compensation of the executive officers of Solera National Bank consists of a base salary and discretionary annual performance bonuses which may be in cash, shares or options to purchase Solera National Bancorp, Inc. stock or a combination of each.

Stock Incentive Plan

The Board of Directors and shareholders have approved the Solera National Bancorp, Inc. 2007 Stock Incentive Plan.  The Board of Directors approved the 2012 Long-Term Incentive Plan on September 20, 2012 and the Company is seeking shareholder approval of the 2012 Plan at the 2013 Annual Meeting of Shareholders. This is further discussed in Proposal Two of this Proxy Statement.  Stock options and restricted stock are currently the primary source of long-term incentive compensation for the executive officers and directors of Solera National Bancorp, Inc. and Solera National Bank. Employees, executive officers, members of senior management and directors of Solera National Bancorp, Inc. and Solera National Bank are eligible to participate in our stock incentive plans.

Employment Agreements

Compensation of the President and Chief Executive Officer

We have entered into an employment agreement with Douglas Crichfield regarding his employment as President and Chief Executive Officer of Solera National Bank and Solera National Bancorp, Inc.  The agreement commenced August 1, 2009, and continued in effect for a period of three years.  Since neither party gave written notice ninety days prior to the end of the initial three year term, the agreement automatically renewed, and will continue to automatically renew, for an additional one year term unless otherwise terminated.  Under the terms of the agreement, Mr. Crichfield received an initial base salary of $175,000 per year, subject to increase by the Compensation Committee.  During 2012, Mr. Crichfield’s base salary was $180,000.  Effective January 2013, Mr. Crichfield’s base salary is $200,000.  Mr. Crichfield is eligible to participate in any executive incentive bonus plan and all other benefit programs that the Bank has adopted. Mr. Crichfield is also entitled to receive other customary benefits such as health insurance for himself and his dependents, dental insurance, sick leave and vacation, membership fees to banking and professional organizations, use of a cell phone and laptop, and reimbursement of reasonable business expenses. In addition, the Bank provides Mr. Crichfield with term life insurance coverage of two times his annual salary.  Additionally, Mr. Crichfield was paid a monthly mileage allowance of $500 for his commute from home to the Company’s corporate offices and a monthly living allowance of $800.

The Bank may terminate the agreement at any time for cause.  In the event of termination for cause, the Bank shall have no liability for any additional payments of salary or any benefits beyond the termination date, except as otherwise required by law.  Also, the Bank may terminate the agreement at any time if, in the reasonable discretion of the Board of Directors, it is determined that the agreement or the employment of Mr. Crichfield may prevent or otherwise encumber the Bank’s ability to enter into any agreement or transaction that is in the best interest of the Bank.  In the event of termination of the agreement in the best interest of the Bank, Mr. Crichfield shall be entitled to receive a severance payment in an amount equal to one hundred twenty days of his then-current base salary.  Finally, the Bank may terminate the agreement at any time for any or “no reason.”  In the event that the agreement is terminated for “no reason,” Mr. Crichfield shall be entitled to receive a severance payment in an amount equal to the payment of his then-current base salary for the lesser of the remaining term of the agreement or six months.

The Bank or Mr. Crichfield may terminate the agreement at any time for a change of control and, in such an event, he shall be entitled to receive a severance payment in an amount equal to 1.99 times his then-current annual base salary.  All options which have not vested as of the termination date shall automatically vest as of the termination date.  A change of control shall mean (i) a sale of substantially all of the assets of the Bank to a third party, or (ii) a sale, or acquisition, by merger or otherwise, of a controlling interest of the equity securities of the Bank or the Company.

In reviewing the 2012 compensation of Mr. Crichfield, the Compensation Committee and Board of Directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Crichfield’s total compensation is reasonable and competitive.

Compensation of the Executive Vice President, Chief Financial Officer and Chief Operating Officer

We have entered into an employment agreement with Robert J. Fenton regarding his employment as Chief Financial Officer of Solera National Bancorp, Inc. and Chief Financial Officer and Chief Operating Officer of Solera National Bank. The agreement commenced on September 10, 2010 and continued in effect for a period of one year. The agreement automatically renews for one-year terms unless either party elects to terminate this agreement by sending written notice of the non-renewal at least ninety (90) days prior to the expiration of the then-current term.  Under the terms of the agreement, Mr. Fenton received a base salary of $165,000 per year, subject to a reasonable increase determined by the Compensation Committee.  During 2012, Mr. Fenton received a base salary of $167,500.  Effective January 2013, Mr. Fenton’s base salary is $175,000.  Mr. Fenton is eligible to participate in any executive incentive bonus plan based upon asset growth, profitability or other performance measurements deemed appropriate by the President and Chief Executive Officer or a delegated committee thereof.  Mr. Fenton also receives other customary benefits such as health insurance for himself and his dependents, dental insurance, sick leave and vacation, membership fees to banking and professional organizations, use of a cell phone and laptop, and reimbursement of reasonable business expenses. In addition, the Bank provides Mr. Fenton with term life insurance coverage of two times his annual salary.

The Bank may terminate the agreement at any time for cause.  In the event of termination for cause, the Bank shall have no liability for any additional payments of salary or any benefits beyond the termination date, except as otherwise required by law.  Also, the Bank may terminate the agreement at any time if, in the reasonable discretion of the President and Chief Executive Officer, in consultation with the Board of Directors or delegated committee thereof, it is determined that the agreement or the employment of Mr. Fenton may prevent or otherwise encumber the Bank’s ability to enter into any agreement or transaction that is in the best interest of the Bank.  In the event of termination of the agreement in the best interest of the Bank, Mr. Fenton shall be entitled to receive a severance payment in an amount equal to one hundred twenty days of his then-current base salary.  Finally, the Bank may terminate the agreement at any time for any or “no reason.”  In the event that the agreement is terminated for “no reason,” Mr. Fenton shall be entitled to receive a severance payment in an amount equal to the payment of his then-current base salary for the lesser of the remaining term of the agreement or six months.  In the event the Company elects not to renew the Agreement upon expiration of its term, with proper notice, then Mr. Fenton shall be entitled to receive a severance payment equal to one hundred twenty (120) days of his then current base salary.

The Bank or Mr. Fenton may terminate the agreement at any time for a change of control and, in such an event, he shall be entitled to receive a severance payment in an amount equal to 1.5 times his then-current annual base salary.  All options which have not vested as of the termination date shall automatically vest as of the termination date.  A change of control shall mean (i) a sale of substantially all of the assets of the Bank to a third party, or (ii) a sale, or acquisition, by merger or otherwise, of a controlling interest of the equity securities of the Bank or the Company.

In reviewing the 2012 compensation of Mr. Fenton, the Compensation Committee and Board of Directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Fenton’s total compensation is reasonable and competitive.

Compensation of the Executive Vice President, President of Residential Mortgage Division

We have entered into an employment agreement with Kathleen A. Stout regarding her employment as Executive Vice President of the Bank and President of the Bank’s Residential Mortgage Division.  The agreement commenced on November 30, 2012 and is for an initial term ending November 30, 2014.  The agreement automatically renews for one-year terms unless either party elects to terminate this agreement by sending written notice of the non-renewal at least ninety (90) days prior to the expiration of the then-current term.  Under the terms of the agreement, Ms. Stout receives a base salary of $180,000 per year.  In addition, Ms. Stout was awarded: (i) an inducement award relating to 25,000 restricted shares of common stock (ii) a performance award relating to 25,000 restricted shares of Common Stock that are performance based (iii) a cash-based performance award based upon asset growth, profitability or other performance measurements deemed appropriate by the President and Chief Executive Officer or a delegated committee thereof.  Ms. Stout also receives other customary benefits such as health insurance for herself and her dependents, dental insurance, sick leave and vacation, membership fees to banking and professional organizations, use of a cell phone and laptop, and reimbursement of reasonable business expenses. In addition, the Bank provides Ms. Stout with term life insurance coverage of two times her annual salary.

The Bank may terminate the agreement at any time for cause.  In the event of termination for cause, the Bank shall have no liability for any additional payments of salary or any benefits beyond the termination date, except as otherwise required by law.  Also, the Bank may terminate the agreement at any time if, in the reasonable discretion of the President and Chief Executive Officer, in consultation with the Board of Directors or delegated committee thereof, it is determined that the agreement or the employment of Ms. Stout may prevent or otherwise encumber the Bank’s ability to enter into any agreement or transaction that is in the best interest of the Bank.  In the event of termination of the agreement in the best interest of the Bank, Ms. Stout shall be entitled to receive a severance payment in an amount equal to four months of her then-current base salary and acceleration of the vesting period of her 25,000 inducement award restricted shares.  Finally, the Bank may terminate the agreement at any time for any or “no reason.”  In the event that the agreement is terminated for “no reason,” Ms. Stout shall be entitled to receive a severance payment in an amount equal to the payment of her then-current base salary for six months and acceleration of the vesting period of her 25,000 inducement award restricted shares.

The Bank or Ms. Stout may terminate the agreement at any time for a change of control and, in such an event, she shall be entitled to receive a severance payment in an amount equal to 1.5 times her then-current annual base salary.  All options which have not vested as of the termination date shall automatically vest as of the termination date.  A change of control shall mean (i) a sale of substantially all of the assets of the Bank to a third party, or (ii) a sale, or acquisition, by merger or otherwise, of a controlling interest of the equity securities of the Bank or the Company.

In reviewing the 2012 compensation of Ms. Stout, the Compensation Committee and Board of Directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Ms. Stout’s total compensation is reasonable and competitive.

Compensation of Senior Vice President, Chief Credit Officer

Mr. Sandham is an at-will employee at a base salary of $140,000.  Mr. Sandham is eligible to participate in an incentive bonus plan based on personal performance, overall Company performance and other performance measurements deemed appropriate by the President and Chief Executive Officer or a delegated committee thereof.  Mr. Sandham also receives other customary benefits such as health insurance for himself and his dependents, dental insurance, sick leave and vacation, membership fees to banking and professional organizations, use of a cell phone and laptop, and reimbursement of reasonable business expenses. In addition, the Bank provides Mr. Sandham with term life insurance coverage equal to his annual salary. In reviewing the 2012 compensation of Mr. Sandham, the Compensation Committee and Board of Directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Sandham’s total compensation is reasonable and competitive.

Executive Compensation Deductibility

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to a company’s chief executive officer or any of the four other most highly compensated officers. Section 162(m) specifically exempts certain performance-based compensation from the deduction limit. The Board of Directors and Compensation Committee generally intends to limit non-performance based compensation and grant awards, consistent with terms of Section 162(m) so that the awards will not be subject to the $1,000,000 deductibility limit.

Summary Compensation

The following table summarizes all compensation that was earned by, or paid or awarded to, the named executive officers during each of the last two fiscal years or such shorter period that they were a named executive officer.  Pursuant to SEC rules, the named executive officers are our Chief Executive Officer and our two other most highly compensated executive officers serving as such as of December 31, 2012, determined based on the individual’s total compensation.  The table does not include certain fringe benefits made available on a nondiscriminatory basis to all of our employees, such as group health insurance, dental insurance, professional memberships and dues, vacation and sick leave.  In addition, we may make available certain personal benefits to our executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance.  The aggregate value of such personal benefits in the case of each executive officer listed in the table below, which cannot be precisely ascertained but which is less than $10,000 for each such executive officer, is not included.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Douglas Crichfield President and Chief Executive Officer	2012	180,000	40,000	—	31,750	20,482	(3)	272,232
	2011	175,000	11,900	—	9,300	21,302	(4)	217,502

Robert J. Fenton Executive Vice President, Chief Financial Officer, Chief Operating Officer	2012	167,500	20,000	—	12,600	6,049	(5)	206,149
	2011	165,000	18,000	—	6,200	9,234	(6)	198,434

Kathleen A. Stout (7) Executive Vice President, President Residential Mortgage Division	2012	13,846	—	120,000	—	—		133,846

Former Executive Officer:
Larry E. Heesch (8) Senior Vice President, Chief Credit Officer	2012	113,400	2,000	—	—	2,339	(9)	117,308
	2011	110,000	4,000	—	—	3,308	(10)	117,308

(1)
The amounts reported in this column for each officer represent the aggregate grant-date fair value computed in accordance with Accounting Standards Codification Topic No. 718, Compensation-Stock Compensation.  The fair value of each restricted stock award is based on the price of the Company’s stock on the date of grant.  See additional discussion in Note 13 of the Notes to Consolidated Financial Statements in the Company’s 2012 Form 10-K.

(2)
The amounts reported in this column for each officer represent the aggregate grant-date fair value computed in accordance with Accounting Standards Codification Topic No. 718, Compensation-Stock Compensation.  The fair value of each option award is estimated on the date of grant using the Black-Scholes-Merton valuation model.  These are not amounts paid to or realized by the officer.  Assumptions used in calculation of these compensation costs are included in Note 13 of the Notes to Consolidated Financial Statements in the 2012 Form 10-K.

(3)
Includes $9,600 paid as housing reimbursement; $6,000 paid as mileage reimbursement for commute from home to office; $4,356 paid towards medical insurance premiums for non-employer sponsored plan and $526 for life insurance premiums.

(4)
Includes $9,600 paid as housing reimbursement; $6,000 paid as mileage reimbursement for commute from home to office; $4,356 paid towards medical insurance premiums for non-employer sponsored plan; $568 in gross-ups for the payment of taxes and $778 for life insurance premiums.

(5)	Includes $5,565 of employer contributions to Mr. Fenton’s 401K plan and $484 for life insurance premiums.
(6)	Includes $5,467 of employer contributions to Mr. Fenton’s 401K plan; $2,940 in gross-ups for the payment of taxes and $827 for life insurance premiums.
(7)	Ms. Stout was named Executive Vice President of the Bank and President of the Bank’s Residential Mortgage Division on November 30, 2012.
(8)	Mr. Heesch retired in December 2012.
(9)	Includes $2,206 of employer contributions to Mr. Heesch’s 401K plan and $133 for life insurance premiums.
(10)	Includes $3,131 of employer contributions to Mr. Heesch’s 401K plan and $177 for life insurance premiums.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information on outstanding option awards held by the named executive officers at December 31, 2012, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.   There were no stock awards outstanding as of December 31, 2012.

Outstanding Equity Awards at December 31, 2012 Table
Option Awards

Name	Date Granted	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Douglas Crichfield	09/10/2007	5,000	(1)	—		$10.00	09/10/2017
	08/07/2009	33,333		6,667	(2)	$6.40	08/07/2019
	01/14/2011	4,792		5,208	(3)	$3.00	01/14/2021
	01/17/2012	3,438		11,562	(4)	$3.35	01/17/2022
	12/21/2012	—		25,000	(5)	$5.50	12/21/2022

Robert J. Fenton	09/10/2007	63,359		—		$10.00	09/10/2017
	12/31/2007	8,143		—		$10.00	12/31/2017
	02/12/2009	7,667		333	(6)	$7.10	02/12/2019
	08/13/2010	5,833		4,167	(7)	$4.47	08/13/2020
	01/14/2011	4,792		5,208	(8)	$3.00	01/14/2021
	01/13/2012	2,292		7,708	(9)	$3.35	01/13/2022

Former Named Executive Officer:
Larry E. Heesch	06/01/2009	4,479		—		$6.00	06/01/2019

(1)	Issued in connection with his role as director of Solera National Bancorp, Inc.
(2)	Vests ratably each month until fully vested in August 2013.
(3)	Vests ratably each month until fully vested in January 2015.
(4)	Vests ratably each month until fully vested in January 2016.
(5)	Vests ratably each month until fully vested in December 2016.
(6)	Became fully vested in February 2013.
(7)	Vests ratably each month until fully vested in August 2014.
(8)	Vests ratably each month until fully vested in January 2015.
(9)	Vests ratable each month until fully vested in January 2016.

Outstanding Equity Awards at December 31, 2012 Table
Stock Awards

Name	Date Granted	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)
Kathleen A. Stout	11/30/2012	25,000	(1)	$4.80	25,000	(2)	NA

(1)	Vests ratably each month until fully vested in November 2014.

(2)
5,000 shares can vest each year for the years ended December 31, 2014, 2015, 2016, 2017 and 2018 upon achievement of the performance goals established by the Compensation Committee of the Board of Directors to be set annually beginning in January 2014.  The market price of the shares will be determined on the day the performance goals are established.

Securities Authorized for Issuance under Equity Compensation Plans

The following table presents securities authorized for issuance under equity compensation plans at December 31, 2012.

Equity Compensation Plan Information Table

	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	498,500	$6.78	12,234
Equity compensation plans not approved by security holders (1)	25,000	$5.50	225,000
Total	523,500	$6.72	237,234

(1)	Includes shares issued under our 2012 Long-Term Incentive Plan, which is being presented for shareholder approval at the 2013 Annual Meeting, as discussed in this Proxy Statement.

DIRECTOR COMPENSATION

Meetings of our Board of Directors are held regularly, but no less frequently than quarterly. We currently pay directors for their attendance at Board and committee meetings as follows:

	Chairman	Directors
Board Meetings	$800	$400
Committee Meetings	$400	$200

Board meeting fees are only paid for in-person attendance.  Committee meeting fees are paid for attending telephonically or in-person.  Directors are also reimbursed for their out-of-pocket expenses incurred in connection with the performance of Board duties and are eligible to be granted option awards under our 2007 Stock Incentive Plan and our 2012 Long-Term Incentive Plan.

The following table sets forth information regarding compensation earned or awarded to each non-employee director who served on our Board of Directors in 2012.

Summary Compensation Table - Directors

Name (1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Non qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Norma R. Akers	11,800	—	1,860	—	—	—	13,660
Rob L. Alvarado	4,400	—	1,860	—	—	—	6,260
Maria G. Arias	7,200	—	3,100	—	—	—	10,300
Ron Eller	3,800	—	3,630	—	—	—	7,430
Robert M. Gallegos	4,800	—	1,860	—	—	—	6,660
Ronald E. Montoya	13,400	—	6,200	—	—	—	19,600
Ray L. Nash	17,400	—	3,100	—	—	—	20,500
David N. Roberts	3,200	—	3,630	—	—	—	6,830
Basil Sabbah	7,400	—	1,860	—	—	—	9,260
F. Stanley Sena	8,600	—	3,100	—	—	—	11,700
Larry D. Trujillo	8,000	—	1,860	—	—	—	9,860
Kent C. Veio	7,800	—	3,100	—	—	—	10,900

(1)
Douglas Crichfield, our Chief Executive Officer and President, is not included in this table as he is an employee and has not received compensation for his service as a director since becoming an employee in 2008.

(2)	Includes fees paid for attendance at board of director and committee meetings for both Solera National Bank and Solera National Bancorp, Inc.
(3)	As of December 31, 2012, each non-employee director had the following number of option awards outstanding: Ms. Akers – 13,000 options; Mr. Alvarado – 11,000 options; Ms. Arias – 13,000 options; Mr. Eller – 3,000 options; Mr. Gallegos – 11,000 options; Mr. Montoya – 22,000 options; Mr. Nash – 15,000 options; Mr. Roberts – 3,000 options; Mr. Sabbah – 18,000 options; Mr. Sena – 13,000 options; Mr. Trujillo – 6,000 options; and Mr. Veio – 15,000 options. Additional information concerning the security ownership of our directors is set forth in this proxy statement under “Security Ownership of Beneficial Owners and Management.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

Under Section 402 of the Sarbanes-Oxley Act of 2002, it is unlawful for any issuer to extend, renew or arrange for the extension of credit in the form of a personal loan to or for any director or executive officer of that issuer. This prohibition does not apply to loans that were made on or prior to July 30, 2002, or certain types of loans described in Section 402 that are (i) made available by the issuer in the ordinary course of the issuer’s consumer credit business; (ii) of a type generally made available by such issuer to the public; and (iii) made by the issuer on market terms, or terms that are no more favorable than those offered by the issuer to the general public.

Section 402 also does not apply to loans by an insured depository institution, such as Solera National Bank, if the loan is subject to the insider lending restrictions of Section 22(h) of the Federal Reserve Act or the Federal Reserve’s Regulation O. We believe that all related transactions comply with Section 402 of the Sarbanes-Oxley Act or have been made pursuant to a valid exception from Section 402 of the Sarbanes-Oxley Act.

Certain of our officers, directors and principal shareholders and their affiliates have had transactions with Solera National Bank, including borrowings and deposits with the Bank. Our management believes that all such loans and deposits have been and will continue to be made in the ordinary course of business of Solera National Bank on substantially the same terms, including interest rates paid and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and do not involve more than the normal risk of collectibles or present other unfavorable features.

The Company has a written policy in place to identify potential related party transactions, which are reported and reviewed with the Company's Audit Committee. Some related party banking and lending transactions entered into in the ordinary course of business may not be reviewed by the Audit Committee because the Company has other written policies and procedures in place to ensure compliance with applicable bank regulatory requirements. Furthermore, the Company's Conflicts of Interest and Code of Ethics policy addresses potential conflicts of interest and requires that any conflicts be disclosed to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities (the “10% Shareholders”), to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Our officers, directors and 10% Shareholders are required by the Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms so filed.

Based solely on review of copies of such forms received, we believe that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% Shareholders were timely met except for Mr. Ronald Montoya’s Form 4 evidencing the purchase of 500 shares of stock, which was filed 9 days late, and Ms. Stout’s Form 4 evidencing the issuance of 25,000 shares of restricted stock and 25,000 shares of performance-based restricted stock, which was filed 3 days late.

PROPOSAL TWO:
APPROVAL OF THE COMPANY’S 2012 LONG-TERM INCENTIVE PLAN

Background

The Board of Directors has adopted our 2012 Long-Term Incentive Plan, (the “2012 Plan”), with an effective date of September 20, 2012.  A copy of the 2012 Plan, for which shareholder approval is sought, is set forth in Annex A to this proxy statement.  The 2012 Plan allows for the grant of incentive stock options, non-qualified stock options, restricted stock awards and/or stock appreciation rights to eligible persons, including officers and directors of the Company.  The 2012 Plan reserves 250,000 shares of common stock of the Company for issuance under awards granted pursuant to the 2012 Plan and does not terminate the Company’s 2007 Stock Incentive Plan.

Growth of the Company and its employee base, coupled with the remaining number of shares available under the 2007 Plan, led to the Board’s determination that an additional long-term incentive plan would be in the best interest of the Company.  The 2012 Plan is intended to promote shareholder value by (a) enabling the Company to attract and retain the best available individuals for positions of substantial responsibility; (b) providing additional incentive to such persons by affording them an equity participation in the Company; (c) rewarding directors, executive officers, and employees for their contributions to the Company or the Bank; and (d) promoting the success of the Company’s business by aligning the financial interests of directors, executive officers and employees providing personal services to the Company or its affiliates with long-term shareholder value.

The following discussion of the principal features and effects of the 2012 Plan is qualified in its entirety by reference to the text of the 2012 Plan, as set forth in Annex A attached hereto.

Administration

The 2012 Plan is administered by the Compensation Committee; a committee of the Board of Directors.  The Compensation Committee selects the employees and directors to be granted options under the 2012 Plan and, subject to the provisions of the 2012 Plan, determines the terms and conditions and number of shares subject to each award.

Shares Subject to the 2012 Plan

The 2012 Plan reserves 250,000 shares adjusted for any reclassification, recapitalization, stock split, stock dividend or other such subdivision or combination of the Company’s common stock.  Shares subject to unexercised options that expire or are terminated prior to the end of the period during which options may be granted under the 2012 Plan will be restored to the number of shares available for issuance under the 2012 Plan.  As of the date of this proxy statement, 146,000 shares were granted and unexercised and 104,000 shares of Common Stock remain available for grant under the 2012 Plan.

Eligibility

Any of the Company’s or Bank’s employees, approximately 85 persons, shall be eligible to receive ISOs and NQSOs under the 2012 Plan.  NQSOs may be granted to employees as well as non-employee directors, currently 12 persons, as determined by the Compensation Committee.  The Compensation Committee shall have the power to select the other individuals performing services for or making contributions to the Company and its affiliates who may participate in the 2012 Plan and be granted awards under the 2012 Plan.  However, only employees may be granted ISOs under the 2012 Plan. Each grant of an award will be evidenced by a written agreement. Our Compensation Committee will decide award terms such as exercise price, amount of shares, vesting and exercise terms. The Compensation Committee may amend or terminate the 2012 Plan at any time but may not increase the shares reserved under the 2012 Plan without shareholder approval.

New 2012 Plan Benefits

The Compensation Committee has not made any determination with respect to future awards under the 2012 Plan, and any allocation of such awards will be made only in accordance with the provisions of the 2012 Plan.  Because awards under the 2012 Plan are subject to the discretion of the Compensation Committee, awards under the 2012 Plan for the current or any future year are not determinable.  Future option exercise prices under the 2012 Plan are not yet determinable because they will be based upon the fair market value of our common stock on the date of grant.  Of the persons eligible to receive grants under the 2012 Plan, the following persons have received option grants:

Name and Position	Number of Shares Underlying Options(1)	Option Type	Exercise Price
Douglas Crichfield, President and CEO	25,000	ISO	$5.50
Robert J. Fenton, Executive Vice President, CFO, COO	10,000	ISO	$5.36
Non-Executive Director Group	51,000	NQSO	$5.45
Non-Executive Employee and Officer Group	15,000	ISO	$5.36
Non-Executive Employee and Officer Group	45,000	NQSO	$5.45
Total Granted	146,000

Total Available for Future Grants	104,000

(1)	Awards granted under the 2012 Plan are contingent upon shareholder approval of the plan.

Vote Required

Approval of the 2012 Long-Term Incentive Plan requires the affirmative vote of a majority of the shares present and entitled to vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the 2012 Long-Term Incentive Plan.

PROPOSAL THREE:
APPROVAL OF INCREASE IN AUTHORIZED SHARES

Background

On April 4, 2013, our Board of Directors adopted, subject to shareholder approval, an amendment to our Amended Certificate of Incorporation, as amended, to increase number of authorized shares of common stock from 5 million to 10 million (the “Certificate Amendment”).

Shareholders are requested in this Proposal Three to approve the Certificate Amendment. The additional common stock to be authorized by adoption of the Certificate Amendment would have rights identical to our currently outstanding common stock. Adoption of the Certificate Amendment and issuance of our common stock would not affect the rights of the holders of our currently outstanding common stock. However, once the additional shares are issued, the voting power and percentage ownership of holders of the stock before such issuance would be diluted and such issuance could have an adverse effect on the market price of the stock.  If the Certificate Amendment is adopted, it will become effective upon filing of a Certificate of Amendment to our Amended Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware.

In addition to the 2,653,671 shares of common stock outstanding on April 8, 2013, the following shares were reserved as of such date: (i) an aggregate of 760,734 shares of our common stock for issuance under our equity compensation plans; and (ii) 317,335 shares for issuance upon the exercise of outstanding warrants.

Although our Board of Directors has no  plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further shareholder approval. These purposes may include: raising capital; providing equity incentives to employees, directors, consultants and/or advisors; establishing strategic relationships with other companies; expanding our business through the acquisition of other banks or businesses; and other purposes. The additional shares of common stock that would become available for issuance if this proposal is adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our control or management. For example, without further shareholder approval, our Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our then-current Board. This proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of our company (nor is our Board of Directors currently aware of any such attempts directed at us). Nevertheless, shareholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the shareholders might otherwise receive a premium for their shares over then-current market prices.  We do not currently intend to use the additional shares of common stock to oppose a hostile takeover attempt or to delay or prevent changes in control of management.

Amendment

Article 4(a) of the Certificate of Incorporation of Solera National Bancorp, Inc. shall be amended to read as follows:

4. (a) The total number of shares of common stock which the Corporation shall have authority to issue is ten million (10,000,000) par value of $0.01 per share.

Vote Required

The approval of an increase in the number of authorized shares of common stock available for issuance by Solera National Bancorp, Inc. from 5 million to 10 million requires the affirmative vote of a majority of the outstanding shares entitled to vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the increase in the number of authorized shares available for issuance by Solera National Bancorp, Inc. from 5 million to 10 million.

PROPOSAL FOUR:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

 The Audit Committee has selected McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 and has further directed that management submit the selection of independent accountants for ratification by our shareholders at the annual meeting.

Representatives of McGladrey LLP will be available at the annual meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.

Shareholder ratification of the selection of McGladrey LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, we are submitting the selection of McGladrey LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain McGladrey LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that a change would be in the best interests of our Company and shareholders.

Vote Required

Ratification of the selection of McGladrey LLP requires the affirmative vote of a majority of the shares present and entitled to vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the selection of McGladrey LLP as our independent registered public accounting firm for 2013.

Principal Auditor Fees and Services

The following table shows the fees incurred by us for the audit and other services provided by our auditor, McGladrey LLP, for the fiscal years 2012 and 2011.

	2012	2011
Audit fees	$101,500	$105,500
Audit-related fees	3,980	3,950
Tax fees	4,000	—
All other fees	—	—
Total	$109,480	$109,450

As defined by the Securities and Exchange Commission, (i) “Audit Fees” are fees for professional services rendered by the company’s principal accountant for the audit of the company’s annual financial statements and review of financial statements included in the company’s Form 10-Q and Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the company’s principal accountant that are reasonably related to the performance of the audit or review of the company’s financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by the company’s principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the company’s principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Under applicable Securities and Exchange Commission rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent accountants in order to ensure that they do not impair the accountants’ independence. The Commission’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent accountants.

Consistent with the Commission’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent accountants to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.  All of the fees in the table above were approved pursuant to the Company’s policy.

OTHER MATTERS

To the best knowledge, information and belief of the directors, there are no other matters that are to be acted upon at the annual meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

Except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, management neither knows of nor contemplates any other business that will be presented for action by the shareholders at the annual meeting. If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Our 2014 annual meeting of shareholders is expected to be held in May of 2014.  Shareholder proposals that are intended to be included in our proxy materials for the 2014 annual meeting must be presented pursuant to Securities and Exchange Commission Rule 14a-8 and received by our Secretary no later than January 3, 2014.  Proposals should be delivered to Solera National Bancorp, Inc., 319 South Sheridan Blvd., Lakewood, CO  80226, Attn:  Robert J. Fenton.  A shareholder proposal not included in our proxy statement for the 2014 annual meeting will be ineligible for presentation at the meeting unless the shareholder gives timely notice of the proposal in writing to the Secretary at our principal executive offices and otherwise complies with the provisions in our bylaws.  Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of shareholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of shareholders or the date specified by an overriding advance notice provision in the company’s bylaws. Our bylaws do not contain such an advance notice provision.  Accordingly, for our 2014 annual meeting, shareholders’ written notices must be received by us before March 18, 2014 for any proposal a shareholder wishes to bring before the meeting but for which such shareholder does not seek to have a written proposal considered for inclusion in the proxy statement and form of proxy.
ADDITIONAL INFORMATION

A copy of our 2012 Annual Report on Form 10-K, this Proxy Statement and a Proxy card can be obtained, free of charge, by any of the following methods:

●	Call Toll-Free: 1-866-752-8683;
●	Fax your Notice Regarding the Availability of Proxy Materials, which you received via mail, to:
202-521-3464;
●	Internet: Access https://www.iproxydirect.com/SLRK and follow the on-screen instructions or;
●	Email: proxy@iproxydirect.com and include your control ID in your email.

Note:  Your Control ID can be found on your Notice Regarding the Availability of Proxy Materials that you received via mail.

Whether you intend to be present at the Annual Meeting or not, we urge you to vote by the Internet, telephone, fax, or by requesting a physical proxy card and signing and returning the proxy card promptly.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2013

The Solera National Bancorp, Inc. Proxy Statement, Proxy Card, and Annual Report on Form 10-K for the year-ended December 31, 2012 are available for viewing on our website www.solerabank.com under “Investor Relations” and “Shareholder Materials” or by accessing https://www.iproxydirect.com/SLRK and entering your control ID, which can be found on the Notice Regarding the Availability of Proxy Materials you received in the mail.

By Order of the Board of Directors,

Robert J. Fenton
Secretary
Lakewood, Colorado
April 8, 2013

Annex A

SOLERA NATIONAL BANCORP, INC.
2012 LONG-TERM INCENTIVE PLAN

1. Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. Capitalized terms not defined elsewhere in the text are defined in Section 19.

2. Administration.

(a) Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee, and may delegate such administration as set forth in Section 2(a)(xv) below. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board or where applicable, the Committee will establish the terms for the grant of an Award to Insiders. The Committee will have the authority to:

(i) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(ii) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(iii) select Eligible Persons to receive Awards;

(iv) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest and be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(v) determine the number of Shares or other consideration subject to Awards;

(vi) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(vii) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any subsidiary of the Company;

(viii) grant waivers of Plan or Award conditions;

(ix) determine the vesting, exercisability and payment of Awards;

(x) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(xi) determine whether an Award has been earned;

(xii) reduce or waive any criteria with respect to Performance Objectives;

(xiii) adjust Performance Goals to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to Eligible Persons whose compensation is subject to Section 162(m) of the Code;

(xiv) make all other determinations necessary or advisable for the administration of this Plan; and

(xv) delegate any of the foregoing as permitted by applicable law to one or more executive officers pursuant to a specific delegation, in which case references to “Committee” in this Section 2(a) will refer to such delegate(s), except with respect to Insiders.

(b) Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all Persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, in which case references to “Committee” in this Section 2(b) will refer to such delegate(s).

(c) Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will include at least two individuals who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two individuals then serve on the Committee) such “outside directors” will approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Objectives upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two individuals then serve on the Committee) such “outside directors” then serving on the Committee will determine and certify in writing the extent to which such Performance Objectives have been timely achieved and the extent to which the Shares or cash subject to such Award have thereby been earned. Awards granted to Insiders must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the Performance Goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(d) Section 409A. The Committee will take into account compliance with Section 409A of the Code in connection with any grant of an Award under the Plan, to the extent applicable.

(e) Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other Person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

3. Shares Available Under the Plan.

(a) Number of Shares Available. Subject to Section 10 and any other applicable provisions hereof, the total number of Shares reserved and available for delivery in connection with Awards under the Plan as of adoption of the Plan by the Board, is 250,000 Shares plus (i) the number of Shares authorized for issuance or transfer under the Prior Plan that are not subject to awards outstanding or previously exercised as of the Effective Date (reduced by the number of Shares that become subject to grants under the Prior Plan after the Effective Date), and (ii) to the extent that an award outstanding under the Prior Plan as of the Effective Date, or granted under the Prior Plan after the Effective Date, expires or is canceled, forfeited, settled in cash, or otherwise terminated without a delivery to the grantee of the full number of shares to which the award related, the number of shares that are undelivered. Shares delivered under the Plan will consist of authorized and unissued shares or previously issued Shares reacquired by the Company on the open market or by private purchase.

(b) Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (i) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR (ii) are subject to Awards granted under this Plan that are forfeited; or (iii) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the Exercise Price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.

(c) Award Limits. No Participant will be eligible to receive more than 150,000 Shares in any calendar year under this Plan pursuant to the grant of Awards.

(d) Minimum Share Reserve. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

4. Options.

(a) General.  The Committee may grant Options to Eligible Persons and will determine whether such Options will be Incentive Stock Options (or ISOs) or Nonqualified Stock Options (or NQSOs), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the terms of this Section 4. The provisions of separate Awards of Options will be set forth in separate Award Agreements, which agreements need not be identical.

(b) Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Goals during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the Option is being earned upon the satisfaction of Performance Goals subject to Section 8 hereof, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Objectives to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different Performance Goals and other criteria.

(c) Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

(d) Exercise Period and Expiration Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a Ten Percent Stockholder will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

(e) Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of one Share on the date of grant.

(f) Payment for Shares. Payment for Shares acquired pursuant to Options granted hereunder will be made in full upon exercise of an Option (i) in immediately available funds in United States dollars, or by certified or bank cashier’s check; (ii) by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant will receive the number of Shares underlying the Option so exercised reduced by the number of Shares equal to the aggregate Exercise Price of the Option divided by the Fair Market Value on the date of exercise; (iii) by delivery of Shares having a Fair Market Value equal to the Exercise Price; (iv) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option Exercise Price or tax withholding obligations may be satisfied, in whole or in part, with Shares subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations; or (v) by any other means approved by the Committee. Anything herein to the contrary notwithstanding, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment will not be available.

(g) Termination of Employment or Service. Except as otherwise provided by the Committee in an Award Agreement:

(i) If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than one hundred eighty (180) days after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.

(ii) If the Participant is Terminated because of the Participant’s death (or the Participant dies within ninety (90) days after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options; provided that the Committee will have the authority, in its sole discretion, to accelerate the vesting of any such Options.

(iii) If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than six (6) months after the Termination Date (with any exercise beyond (A) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (B) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options; provided that the Committee will have the authority, in its sole discretion, to accelerate the vesting of any such Options.

(iv) If the Participant is terminated for Cause, then the Participant’s Options (whether or not vested) will immediately expire as of the Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

(h) Limitations on ISOs. With respect to Options granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any parent or subsidiary) exceeds $100,000 such Options will be treated as NQSOs. For purposes of this Section 4(h), ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of the Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment. The Committee may not grant ISOs to any non-employee directors of the Company.

(i) Delegation. The Committee may, to the extent permitted by applicable law, delegate to one or more executive officers pursuant to a specific delegation the authority to grant Options to Participants other than Insiders, subject to the foregoing provisions of this Section 4 (substituting references to “the Committee” by “the Committee’s delegate(s)” as the context requires).

(j) No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

5. Restricted Stock Awards.

(a) General. A Restricted Stock Award may be granted to Eligible Persons in such form and having such terms and conditions as the Committee deems appropriate. The provisions of separate Awards of Restricted Stock will be set forth in separate Award Agreements, which agreements need not be identical.

(b) Vesting and Transferability. Restricted Stock will vest in such manner, on such date or dates, or upon the achievement of Performance Goals or other conditions, in each case as may be determined by the Committee and set forth in an Award Agreement. In addition to any other restrictions set forth in a Participant’s Award Agreement, until such time as the Restricted Stock Award has vested pursuant to the terms of the Award Agreement, the Participant will not be permitted to sell, assign, transfer, pledge, or otherwise encumber the shares of Restricted Stock.

(c) Voting Rights; No Dividend Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those unvested shares of Restricted Stock. Unless otherwise set forth in a Participant’s Award Agreement, the Participant will not be entitled to receive dividends on unvested shares of Restricted Stock.

(d) Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Restricted Stock Awards granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock, restrictions based upon the achievement of specific Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock Awards. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such shares have been satisfied or lapse. Except as otherwise provided in this Section 5, shares of Restricted Stock covered by each Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations).

(e) Termination of Employment or Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

(f) Delegation. The Committee may, to the extent permitted by applicable law, delegate to one or more executive officers pursuant to a specific delegation the authority to grant Restricted Stock Awards to Participants other than Insiders, subject to the foregoing provisions of this Section 5 (substituting references to “the Committee” by “the Committee’s delegate(s)” as the context requires).

6. Restricted Stock Units.

(a) General. A Restricted Stock Unit or RSU may be granted to Eligible Persons covering a number of Shares that may be settled in cash, or by issuance of those Shares. All Awards of RSUs will be made pursuant to an Award Agreement.

(b) Terms of RSU Awards. The Committee will determine the terms of an RSU Award including, without limitation: (i) the number of Shares subject to the RSU Award; (ii) the time or times during which the RSUs may be settled; (iii) the consideration to be distributed on settlement of the RSUs; and (iv) the effect of the Participant’s Termination on each RSU. An RSU may be awarded upon satisfaction of such Performance Goals based on Performance Objectives during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Goals, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Objectives to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different Performance Goals and other criteria.

(c) Form and Timing of Settlement. Payment of earned RSUs will be made as set forth in the Award Agreement; provided that each such payment will be made no later than March 15th of the calendar year following the calendar year in which vesting occurs (which payment schedule is intended to comply with the “short-term deferral” exemption from the application of Section 409A of the Code). The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. A Participant will not be entitled to dividends, if any, with respect to Shares underlying RSUs prior to the actual delivery of Shares.

(d) Termination of Employment or Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

(e) Delegation. The Committee may, to the extent permitted by applicable law, delegate to one or more executive officers pursuant to a specific delegation the authority to grant RSUs to Participants other than Insiders, subject to the foregoing provisions of this Section 6 (substituting references to “the Committee” by “the Committee’s delegate(s)” as the context requires).

7. Stock Appreciation Rights.

(a) General. A Stock Appreciation Right or SAR may be granted to Eligible Persons and such Award may be settled in cash or Shares. All SARs will be made pursuant to an Award Agreement.

(b) Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (i) the number of Shares subject to the SAR; (ii) the Exercise Price and the time or times during which the SAR may be settled; (iii) the consideration to be distributed on settlement of the SAR; and (iv) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted. A SAR may be awarded upon satisfaction of such Performance Goals based on Performance Objectives during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the SAR is being earned upon the satisfaction of Performance Goals, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Objectives to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Goals and other criteria.

(c) Exercise Period and Expiration Date. The Award Agreement governing the SARs will set forth the expiration date of the SARs; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of Performance Goals based on Performance Objectives), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines.

(d) Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (x) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price multiplied by (y) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

(e) Termination of Employment or Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

(f) Delegation. The Committee may, to the extent permitted by applicable law, delegate to one or more executive officers pursuant to a specific delegation the authority to grant SARs to Participants other than Insiders, subject to the foregoing provisions of this Section 7 (substituting references to “the Committee” by “the Committee’s delegate(s)” as the context requires).

8. Performance Awards.

(a) General. The Committee has the authority, at the time of grant of any Award described in this Plan (other than Options and SARs granted with an Exercise Price equal to or greater than the Fair Market Value per Share on the date of grant), to designate such Award as a Performance Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee has the authority to make an Award of a cash bonus to any Eligible Person and designate such Award as a Performance Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

(b) Eligibility. The Committee will, in its sole discretion, designate within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period will not in any manner entitle the Participant to receive payment in respect of any Performance Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Award will be decided solely in accordance with the provisions of this Section 8.

(c) Discretion of Committee with Respect to Performance Awards. With regard to a particular Performance Period, the Committee has full discretion to select the length of such Performance Period (provided any such Performance Period will be not less than one fiscal quarter in duration), the type(s) of Performance Awards to be issued, the Performance Objectives that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee will, with regard to the Performance Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 8(c) and record the same in writing.

(d) Payment of Performance Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the Award Agreement, a Participant must be employed by the Company or any of its Affiliates on the last day of a Performance Period to be eligible for payment in respect of a Performance Award for such Performance Period.

(ii) Limitation. A Participant will be eligible to receive payment in respect of a Performance Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.

(iii) Certification. Following the completion of a Performance Period, the Committee will review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Awards earned for the period based upon the Performance Formula. The Committee will then determine the actual size of each Participant’s Performance Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 8(d)(iv) hereof, if and when it deems appropriate.

(iv) Use of Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee will not have the discretion to (A) grant or provide payment in respect of Performance Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Award above the maximum amount payable under Section 8(d)(vi) of the Plan.

(v) Timing of Award Payments. Performance Awards granted for a Performance Period will be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 8, but in no event later than March 15th of the calendar year following the calendar year in which the Performance Period is completed (which is intended to comply with the “short-term deferral” exemption from the application of Section 409A of the Code).

(vi) Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and SARs) is 50,000 Shares or, in the event such Performance Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 8(a) is $150,000.

9. Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Shares as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other awards in lieu of obligations of the Company or an Affiliate of the Company to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee. The terms and conditions applicable to such Awards will be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

10. Adjustments for Recapitalizations and Change in Control Events; Change in Control.

(a) Capitalization Adjustments. The aggregate number of Shares that may be granted or purchased pursuant to Awards (as set forth in Section 3 hereof), the maximum number of Shares that may be issued to an individual or to an Eligible Person in any one calendar year set forth in Sections 3(c) and 8(d)(vi), the number of Shares covered by each outstanding Award, and the price per Share or Exercise Price in each such Award will be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price, or kind of a Share or other consideration subject to such Awards (i) in the event of changes in the outstanding Shares or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Change in Control); or (ii) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.

(b) Adjustments Upon Change in Control. Upon the occurrence of a Change in Control, the Board or the Committee, in its sole discretion, without the consent of any Participant or holder of an Award, and on such terms and conditions as it deems appropriate, may take any one or more of the following actions in connection with such Change in Control:

(i) provide for either (A) the termination of any Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event, the Board determines in good faith that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Board without payment) or (ii) the replacement of such Award with other rights or property selected by the Board in its sole discretion;

(ii) provide that such Award be assumed by a successor or survivor entity, or a parent or subsidiary thereof, or be exchanged for similar rights or awards covering the equity of the successor or survivor, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of equity interests and prices;

(iii) make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards or in the terms and conditions of, and the vesting criteria included in, outstanding Awards, or both;

(iv) provide that such Award be payable, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and/or

(v) provide that the Award cannot become payable after such event, i.e., will terminate upon such event.

Notwithstanding the foregoing, any such action contemplated under this Section 10(b) will be effective only to the extent that such action will not cause any Award that is designed to satisfy Section 409A of the Code to fail to satisfy such section.

(c) Effect of a Change in Control. Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(i) In the event of a Change in Control, all Options and SARs will become immediately exercisable with respect to 100% of the Shares subject to such Options or SARs, and any unvested Restricted Stock Awards and RSUs will be immediately vested and fully earned.

(ii) With respect to Performance Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs will end on the date of such Change in Control and the Committee will (A) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (B) may cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

11. Privileges of Stock Ownership; Share Restrictions.

No Participant will have any of the rights of a stockholder with respect to any Awards until the Shares subject to the Award are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased by the Company.

12. Transferability.

Unless determined otherwise by the Committee pursuant to this Section 12, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by (a) a will or (b) by the laws of descent or distribution.  If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or domestic relations order to a Permitted Transferee, such award may contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (iii) in the case of all awards except ISOs, by a Permitted Transferee (for awards made transferable by the Committee) or such Person’s guardian or legal representative.

13. No Obligation to Employ.

Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or of any of its Affiliates or limit in any way the right of the Company or of any of its Affiliates to terminate Participant’s employment or other relationship at any time.

14. Compliance with Laws.

(a) General. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange controls, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

(b) Federal Deposit Insurance Corporation. Notwithstanding any other provision herein to the contrary, this Plan will be administered in accordance with the provisions of the Federal Deposit Insurance Corporation’s Statement of Policy on Applications for Deposit Insurance as such policy relates to stock benefit plans.

(c) Minimum Capital Requirements. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, all Options and SARs granted under the Plan will expire, to the extent not exercised, within 45 days following the receipt of notice from the Bank’s primary federal regulator (“Regulator”) that: (i) the Bank has not maintained its minimum capital requirements (as determined by the Regulator); and (ii) the Regulator is requiring termination or forfeiture of Awards. Upon receipt of such notice from the Regulator, the Company will promptly notify each Participant that all Options and SARs under this Plan have become fully exercisable and vested to the full extent of such Options and SARs and that the Participant must exercise any Options and SARs granted to him or her prior to the end of the 45-day period or such earlier period as may be specified by the Regulator or forfeit such Options and SARs.  In case of forfeiture due to termination of Options and SARs by the Regulator, no Participant will have a cause of action, of any kind or nature, with respect to the forfeiture against the Company or any of its Affiliates.  Neither the Company nor any of its Affiliates will be liable to any Participant due to the failure or inability of the Company or any of its Affiliates to provide adequate notice to the Participant.

15. Withholding Taxes.

(a) Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company, or to any Affiliate of the Company employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, and local withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, and local withholding tax requirements or any other tax liability legally due from the Participant.

(b)     Withholding of Shares. The Committee, as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

16. Amendment of the Plan or Awards.

(a) Amendments. The Board and the Committee may amend the Plan or any terms of any one or more Awards at any time and from time to time.

(b) Stockholder Approval; No Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award under the Plan will be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Shares are listed. Additionally, no amendment to the Plan or any Award under the Plan will impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 10 hereof, will constitute an amendment to the Plan or an Award under the Plan for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards under the Plan from time to time as necessary to bring such Awards into compliance with Section 409A of the Code.

(c) No Repricing of Awards Without Stockholder Approval. Notwithstanding Sections 16(a) above, or any other provision of the Plan, the repricing of Options or SARs is not permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Exercise Price or base price (other than on account of capital adjustments resulting from stock splits, etc., as described in Section 10(a)); (ii) any other action that is treated as a repricing under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR in exchange for another Award at a time when its Exercise Price or base price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with a Change in Control event set forth in Section 10.

17. Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan will terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan will remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

18. Miscellaneous.

(a) Certificates. Shares acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee will determine. If certificates representing Shares are registered in the name of the Participant, the Committee may require that (i) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Shares, (ii) the Company retain physical possession of the certificates, and (iii) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Shares. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Shares will be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(b) Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan will be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board and, in each case, as may be amended from time to time. No such policy adoption or amendment will in any event require the prior consent of any Participant.

(c) Effective Date of the Plan. The Plan will become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a Restricted Stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

(d) No Liability of Committee Members. No member of the Committee will be liable personally by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company will indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including legal fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board will be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate of incorporation or bylaws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(e) Non-Exclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

(f) Use of Proceeds. The proceeds received from the sale of Shares pursuant to Awards or upon exercise thereof, will be used for general corporate purposes.

(g) Governing Law. The Plan will be governed by and construed in accordance with the internal laws of the State of Delaware without regard to its conflict of laws rules, except as superseded by applicable Federal law.

(h) No Trust or Fund Created. Neither the Plan nor an Award will create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right will be no greater than the right of any general unsecured creditor of the Company.

(i) Reliance on Reports. Each member of the Committee and each member of the Board will be fully justified in relying, acting, or failing to act, and will not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member. In no event will any Person who is or has been a member of the Board, be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

(j) Insider Trading Policy. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by employees, officers and directors of the Company and its Affiliates.

(k) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, will control.

19. Definitions.

As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

(a) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

(b) “Award” means any Option, Restricted Stock, RSU, SAR, Performance Award, or other Share-based award granted under the Plan.

(c) “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award Agreements that are not used by Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

(d) “Bank” means Solera National Bank, a national bank.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means, in the absence of an Award Agreement or employment or other service agreement between a Participant and the Service Recipient otherwise defining Cause,

(i) a Participant’s conviction of or indictment for any crime (whether or not involving the Company or its Affiliates) (A) constituting a felony or (B) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates;

(ii) conduct of the Participant, in connection with his or her employment, that has resulted, or could reasonably be expected to result, in material injury to the business or reputation of the Company or its Affiliates;

(iii) any material violation of the policies of the Company or its Affiliates, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or its Affiliates; or

(iv) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties.

In the event that there is an Award Agreement or employment or other service agreement between a Participant and the Service Recipient defining Cause, “Cause” will have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder will not be deemed to have occurred unless all applicable notice and cure periods in such agreement are complied with.

(g) “Change in Control” means the happening of any of the following events:

(i) the acquisition by any one Person, or more than one Person acting as a group, of ownership of Shares of the Company that, together with Shares held by such Person or group, constitutes more than fifty percent (50%) of the total Fair Market Value or total voting power of the Shares of the Company;

(ii) the acquisition by any one Person, or more than one Person acting as a group, of all or substantially all of the Company’s assets during the 12-month period ending on the date of the most recent acquisition.  For purposes of this Plan, “substantially all” means at least 60% of the assets of the Company immediately before such acquisition(s); or

(iii) when a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election.

The events described in this Section 19(g) will be interpreted to mean only events that constitute a change in control event under Treasury Regulation §1.409A-3(a)(5).

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means the Compensation Committee of the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

(j) “Company” means Solera National Bancorp, Inc., a Delaware corporation, or any successor corporation.

(k) “Disability” will, in the absence of an Award Agreement or employment or other service agreement between a Participant and the Service Recipient otherwise defining Disability, have the same meaning as set forth in Treasury Regulation § 1.409A-3(i)(4). In the event that there is an Award Agreement or employment or other service agreement between a Participant and the Service Recipient defining the term disability, “Disability” will have the meaning provided in such agreement.

(l) “Effective Date” means the date as of which this Plan is adopted by the Board.

(m) “Eligible Person” means (i) each employee of the Company or of any of its Affiliates, including each such employee who may also be a director of the Company or any of its Affiliates; (ii) each non-employee director of the Company or of any of its Affiliates; (iii) each other natural Person who provides substantial services to the Company or of any of its Affiliates and who is designated as eligible by the Committee; and (iv) any natural Person who has been offered employment or service by the Company or of any of its Affiliates; provided that such prospective service provider may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates. An employee on an approved leave of absence may be considered as still in the employ of the Company or its Affiliates for purposes of eligibility for participation in the Plan.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

(o) “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

(p) “Expiration Date” means the date upon which the term of an Option or SAR expires, as determined under Sections 4(d) or 7(c) hereof, as applicable.

(q) “Fair Market Value” means (i) during such time as the Shares are registered under Section 12 of the Exchange Act, the closing sales price of the Shares (or the closing bid, if not sales were reported) as quoted by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if there was no quoted price for such day, then for the last preceding business day on which there was a quoted price as reported in The Wall Street Journal or such other sources as the Board or Committee deems reliable, or (ii) during any such time as the Shares are not listed upon an established stock exchange or automated quotation system, the mean between dealer “bid” and “ask” prices of the Shares in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc., in The Wall Street Journal or such other source as the Board or the Committee deems reliable, or (iii) during any such time as the Shares cannot be valued pursuant to (i) or (ii) above, (A) with respect to ISOs, the fair market value of the Shares as determined in good faith by the Board or the Committee within the meaning of Section 422 of the Code or (B) the fair market value of the Shares as determined in good faith by the Board or the Committee using a “reasonable application of a reasonable valuation method” within the meaning of Treasury Regulation § 1.409A-1(b)(5)(iv)(B) or other applicable valuation rules under the Code or other applicable law.

(r) “Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(s) “Insider” means an officer or director of the Company or any other Person whose transactions in Shares are subject to Section 16 of the Exchange Act.

(t) “Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Award in accordance with Section 8(d)(iv) of the Plan; provided that the exercise of such discretion would not cause the Performance Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(u) “Nonqualified Stock Option” or “NQSO” means an Option not intended to qualify as an ISO.

(v) “Option” means a conditional right, granted to a Participant under Section 4 hereof, to purchase Shares at a specified Exercise Price during specified time periods.

(w) “Participant” means an Eligible Person who has been granted an Award under the Plan, or if applicable, such other Person who holds an Award.

(x) “Performance Award” means an Award granted to a Participant under Section 8 hereof, which Award is subject to the achievement of Performance Goals during a Performance Period. A Performance Award will be designated as a “Performance Share” or a “Performance Unit” at the time of grant.

(y) “Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Award has been earned for the Performance Period.

(z) “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Objectives. The Committee is authorized at any time during the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; and (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof.

(aa) “Performance Objectives” means any of the objectives selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the Performance Goals established with respect to applicable Awards have been satisfied:

(i) revenue;

(ii) net revenue;

(iii) earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);

(iv) “efficiency ratio” determined as the ratio of total non-interest operating expenses (less amortization of intangibles) divided by total revenues (less net security gains);

(v) non-interest income to total revenue ratio;

(vi) net interest margin;

(vii) credit quality measures (including non-performing asset ratio, net charge-off ratio, and reserve coverage of non-performing loans);

(viii) risk measures;

(ix) loan growth;

(x) deposit growth;

(xi) non-interest income growth;

(xii) interest income;

(xiii) operating income;

(xiv) operating margin;

(xv) operating profit;

(xvi) controllable operating profit, or net operating profit;

(xvii) net profit;

(xviii) gross margin;

(xix) operating expenses or operating expenses as a percentage of revenue;

(xx) net income;

(xxi) earnings per share;

(xxii) total stockholder return;

(xxiii) market share;

(xxiv) return on assets or net assets;

(xxv) the Company’s stock price;

(xxvi) growth in stockholder value relative to a pre-determined index;

(xxvii) return on equity;

(xxviii) return on invested capital;

(xxix) cash flow (including free cash flow or operating cash flows)

(xxx) cash conversion cycle;

(xxxi) economic value added;

(xxxii) individual confidential business objectives;

(xxxiii) credit rating;

(xxxiv) strategic plan development and implementation;

(xxxv) succession plan development and implementation;

(xxxvi) improvement in workforce diversity;

(xxxvii) tangible common equity or return on tangible common equity

(xxxviii) customer indicators; and

(xxxix) attainment of objective operating goals and employee metrics.

The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Objectives to preserve the Committee’s original intent regarding the Performance Objectives at the time of the initial Award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

(bb) “Performance Period” means the period of service determined by the Committee (or its delegate(s), with respect to Participants who are not Insiders) during which fiscal quarters or years of service or performance is to be measured for the Award.

(cc) “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Eligible Person, any Person sharing the Eligible Person’s household (other than a tenant or employee), a trust in which these Persons (or the Eligible Person) have more than 50% of the beneficial interest, a foundation in which these Persons (or the Eligible Person) control the management of assets, and any other entity in which these Persons (or the Eligible Person) own more than 50% of the voting interests.

(dd) “Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

(ee) “Plan” means this Solera National Bancorp, Inc. 2012 Long-Term Incentive Plan.

(ff) “Prior Plan” means the Solera National Bancorp, Inc. 2007 Stock Incentive Plan as amended April 17, 2008.

(gg) “Regulator” has the meaning set forth in Section 14(c) of this Plan.

(hh) “Restricted Stock” means Shares that are subject to restrictions.

(ii) “Restricted Stock Award” means an Award granted to a Participant pursuant to Section 5 or Section 8 of the Plan.

(jj) “Restricted Stock Unit” or “RSU” means an Award granted to a Participant pursuant to Section 6 or Section 8 hereof, and which is a notional unit representing the right to receive one Share (or cash in an amount equal to the Fair Market Value of one Share for each RSU, if so determined by the Committee) for each RSU on a specified settlement date.

(kk) “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

(ll) “Service Recipient” means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(mm) “Shares” means the Company’s common stock, par value $0.01 per share, and such other securities as may be substituted for such stock pursuant to Section 10 hereof.

(nn) “Stock Appreciation Right” or “SAR” means an Award granted to a Participant pursuant to Section 7 or Section 8 hereof, and which is conditional right to receive an amount equal to the value of the appreciation in the Shares over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 10(b) above, SARs will be settled in Shares.

(oo) “Ten Percent Stockholder” means a Person who, at the time the Award is granted, owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

(pp) “Termination” means, for purposes of this Plan with respect to a Participant, the termination of a Participant’s employment or service, as applicable, with Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant will be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient will not be deemed a Termination hereunder with respect to any Awards constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that is payable upon a Termination will be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant will be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed will continue to be paid pursuant to the payment schedule applicable to such Award.

(qq) “Termination Date” means the effective date on which the Participant ceased to provide services for purposes of the Plan as determined in the sole discretion of the Company, or in the case of Insiders, the Committee.

Solera National Bancorp, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – MAY 22, 2013 AT 10:00 AM (LOCAL TIME)
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Robert J. Fenton and Douglas Crichfield, and each of them, proxies with full power of substitution, to vote all shares of Solera National Bancorp, Inc. (the “Company”) held of record by the undersigned on March 25, 2013, the record date with respect to this solicitation, at the Annual Meeting of Shareholders of the Company to be held at Pinehurst Country Club, 6255 West Quincy Avenue, Denver, CO 80235, beginning at 10:00 a.m., local time on May 22, 2013, and at any adjournments or postponements thereof, upon all matters properly coming before the Annual Meeting.

You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with our Board of Directors’ recommendations. The proxies named above cannot vote your shares unless you sign and return this card.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/SLRK
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE SHAREHOLDERS OF Solera National Bancorp, Inc.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1	Election of Directors	à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
			☐	☐
	Norma R. Akers				☐
	Rob L. Alvarado				☐	CONTROL ID:
	Maria G. Arias				☐	REQUEST ID:
	Douglas Crichfield				☐
	Ron Eller				☐
	Robert M. Gallegos				☐
	Ronald E. Montoya				☐
	Ray L. Nash				☐
	David N. Roberts				☐
	Basil Sabbah				☐
	F. Stanley Sena				☐
	Larry D. Trujillo				☐
	Kent C. Veio				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	Approval of Solera National Bancorp Inc.’s 2012 Long-Term Incentive Plan, which reserves 250,000 shares of common stock for issuance thereunder		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	Approval of Authorized Share Increase from 5 million common shares to 10 million common shares		☐	☐	☐

Proposal 4		à	FOR	AGAINST	ABSTAIN
	Ratification of Independent Registered Public Accounting Firm		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2013

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)